UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SiTime Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SITIME CORPORATION
5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400

Dear Stockholder:

You are cordially invited to attend our 2023Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m., Pacific Time, on Thursday, June 1, 2023, and will be a completely virtual meeting of stockholders.

We believe that the virtual meeting format expands stockholder access and participation and improves communications, therefore the Annual Meeting will be held in a virtual meeting format only.

You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting only via live webcast by visiting https://meetnow.global/ MRQMHHZ. To participate in the meeting, you will need to review the information included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you elected to receive proxy materials by mail. You will not be able to attend the meeting in person.

The notice of the Annual Meeting (the “Notice of Annual Meeting”) and the Proxy Statement have been made part of this invitation.

Details regarding logging onto and attending the meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement, as well as in the Notice. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or if you receive a paper proxy card, please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Notice.

The board of directors and management of SiTime Corporation look forward to your attendance at the Annual Meeting.

By:	/s/ Rajesh Vashist
Rajesh Vashist
Chairman, President and Chief Executive Officer

April 19, 2023

SITIME CORPORATION

5451 Patrick Henry Drive

Santa Clara, California 95054

(408) 328-4400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 1, 2023

To Our Stockholders:

SiTime Corporation will hold its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 9:00 a.m., Pacific Time, on Thursday, June 1, 2023, and it will be a completely virtual meeting of stockholders via live webcast at: https://meetnow.global/ MRQMHHZ. We are holding the Annual Meeting:

•
to elect the Board’s two nominees for Class I directors, Torsten G. Kreindl and Akira Takata, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified;
•
to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;
•
to ratify the appointment by the audit committee of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•
to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

We believe that the virtual meeting format expands stockholder access and participation and improves communications, therefore the Annual Meeting will be held via live webcast only. However, we have not decided if we will use a virtual meeting only format for future meetings.

You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: https://meetnow.global/ MRQMHHZ. To participate in the meeting, you must review the information included on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. Further information about how to attend the Annual Meeting online, vote your shares online during the meeting, and submit questions online during the meeting is included in the Proxy Statement.

Only stockholders of record at the close of business on April 6, 2023 are entitled to notice of, and to vote while attending the Annual Meeting on the Internet. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose germane to the Annual Meeting during normal business hours at the Corporate Secretary’s office at 5451 Patrick Henry Drive, Santa Clara, California 95054. In addition, the list of stockholders entitled to vote at the Annual Meeting will be available to be accessed at the Annual Meeting. Instructions on how to do so will be given at the Annual Meeting.

You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card if you receive a paper proxy card, or vote via the Internet or by telephone. Even if you have voted by proxy, this will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By the Order of the Board of Directors,
/s/ Vincent Pangrazio
Vincent Pangrazio
Executive Vice President, Chief Legal Officer, and Corporate Secretary

Santa Clara, California

April 19, 2023

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 1, 2023: our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.investorvote.com/SITM.

SITIME CORPORATION

5451 Patrick Henry Drive

Santa Clara, California 95054

(408) 328-4400

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2023

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2023

This proxy statement and our Annual Report to Stockholders, which is our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.investorvote.com/SITM.

MEETING AGENDA

Proposal No.	Proposal	Board Vote Recommendation
1

to elect the Board’s two nominees for Class I directors, Torsten G. Kreindl and Akira Takata, to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified

For each SiTime director nominee
2	to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement	For
3	to ratify the appointment by the audit committee of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	For

We intend to mail the Notice of Internet Availability of Proxy Materials relating to the Annual Meeting on or about April 19, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

TABLE OF CONTENTST

1

INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of SiTime Corporation, a Delaware corporation, of your proxy to vote at our 2023 Annual Meeting of Stockholders and any adjournments or postponements thereof (also referred to herein as the “Annual Meeting”). Our Annual Meeting will be held at 9:00 a.m., Pacific Time, on Thursday, June 1, 2023 via live webcast at https://meetnow.global/ MRQMHHZ.

As used in this Proxy Statement, references to “we,” “us,” “our,” and “SiTime” refer to SiTime Corporation and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Our Board is soliciting your proxy to vote at our Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet, or if you receive a paper proxy card in the mail, by completing, signing and returning the proxy card by mail.

We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 19, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

Why is the Annual Meeting being held as a virtual meeting via webcast?

We believe that the virtual meeting format expands stockholder access and participation and improves communications, therefore the Annual Meeting will be a completely virtual meeting of stockholders. There will not be a physical meeting location and you will not be able to attend in person.

Will future annual meetings also be held in a virtual format?

We believe that the virtual meeting format expands stockholder access and participation and improves communications. However, we have not decided if we will use a virtual meeting format for future meetings.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 29, 2023. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.

How can I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to vote at and participate in the Annual Meeting only if you were a stockholder of record of SiTime as of the close of business on April 6, 2023, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

To attend the Annual Meeting online and submit your questions during the meeting visit https://meetnow.global/ MRQMHHZ. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card, or on the instructions included in the instructions that accompanied your proxy materials. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website or you may call 1-888-724-2416. There will be technicians available to assist you. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is not a supported browser for the virtual meeting platform.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below to participate in the Annual Meeting.

The online meeting will begin promptly at 9:00 a.m., Pacific Time, on June 1, 2023. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 6, 2023 will be entitled to vote at the Annual Meeting. On the record date, there were 21,951,808 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 6, 2023, your shares were registered directly in your name with SiTime’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote at https://meetnow.global/MRQMHHZ during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone or on the Internet as instructed below or if you receive a paper proxy card, fill out and return the proxy mailed to you, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 6, 2023, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or ask questions unless you request and obtain a valid proxy from your broker, bank or other agent and register with Computershare in advance. To register to vote or ask questions at the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your SiTime Corporation holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, May 26, 2023. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

•
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
•
By mail: Computershare

SiTime Corporation Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

What am I voting on?

There are three matters scheduled for a vote:

•
Election of the two directors named as nominees in this Proxy Statement;
•
Advisory approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with SEC rules; and
•
Ratification of the appointment by the audit committee of the Board of BDO USA, LLP as the independent registered public accounting firm of SiTime for its fiscal year ending December 31, 2023.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” the nominees to the Board or you may “Withhold” your vote for one or more of the nominees. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at https://meetnow.global/ MRQMHHZ during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.

•
Voting via the Internet. To vote through the Internet before the Annual Meeting, go to http://www.investorvote.com/SITM to complete an electronic proxy card. You will need to review the information included on the Notice or your proxy card. Your vote must be received by 11:59 p.m. Pacific Time, on May 31, 2023 to be counted. We encourage you to vote via the Internet.
•
Voting by telephone. To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Pacific Time, on May 31, 2023 to be counted.
•
Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online at https://meetnow.global/ MRQMHHZ. The webcast will start at 9:00 a.m. Pacific Time. To participate and vote in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card (if you received a printed copy of the proxy materials), or on the instructions included in the instructions that accompanied your proxy material. You may vote and submit questions while attending the meeting online.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from SiTime. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent, register with Computershare in advance as described above, and vote in accordance with the procedures described above. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.

We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 6, 2023.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the Internet, by completing your proxy card, or at https://meetnow.global/ MRQMHHZ during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under the New York Stock Exchange (NYSE) rules (also applicable to companies listed on The Nasdaq Stock Market LLC (“Nasdaq”)). Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter under applicable NYSE rules. Proposals 1 (election of directors) and 2 (advisory approval of compensation of our named executive officers) are not considered routine matters, and without your instruction, your broker cannot vote your shares on these matters. If your broker returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers do not have discretionary authority to vote on Proposals 1 or 2, broker non-votes will not be counted for the purpose of determining the number of votes entitled to vote on Proposals 1 or 2. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2 without your instructions, but may vote your shares on Proposal 3.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the two nominees for director, “For” the advisory approval of named executive officer compensation, and “For” the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm of SiTime for its fiscal year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who am I being asked to appoint as proxy holders and what does it mean?

Our Board asks you to appoint Arthur D. Chadwick and Vincent P. Pangrazio as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting by telephone, through the Internet, or by completing your proxy card.

If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.

Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Annual Meeting. Our Board knows of no other matters that will be presented for consideration at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change or revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may submit a properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the Internet.
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You may send a timely written notice that you are revoking your proxy to SiTime’s Corporate Secretary.
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You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you vote at the Annual Meeting.

Your most recent vote, whether at the Annual Meeting, by proxy card or by telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Information with respect to when stockholder proposals and director nominations are due for next year’s annual meeting is set forth under the caption “Stockholder Proposals for the 2024 Annual Meeting of Stockholders” at the end of this proxy statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to the election of the directors, “For” and “Withhold” votes and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposal 2 and 3 and will have the same effect as “Against” votes for those proposals. Broker non-votes on Proposals 1 and 2 will have no effect and will not be counted towards the vote total for those proposals. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine,” and the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•
For the election of the directors, Proposal 1, the two nominees receiving the most “For” votes from the holders of votes of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect. There is no cumulative voting for the election of directors. However, if the majority of the votes cast for a director are marked “withheld,” then notwithstanding the valid election of such director, such director shall promptly tender the director’s resignation for consideration by our Board. Our Board will determine whether to accept the resignation of such director, taking into account any recommendation of the nominating and corporate governance committee.
•
To be approved, Proposal 2, advisory approval of the compensation of our named executive officers, must receive “For” votes from the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•
To be approved, Proposal 3, the ratification of the appointment by the audit committee of BDO USA, LLP as the independent registered public accounting firm of SiTime for its fiscal year ending December 31, 2023, must receive “For” votes from the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
•
All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present at the meeting or represented by proxy and entitled to vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the record date, there were 21,951,808 shares outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1:
ELECTION OF DIRECTORS

Directors and Nominees

Our amended and restated bylaws (“Bylaws”) and amended and restated certificate of incorporation (“Certificate of Incorporation”) provide that the authorized number of directors shall be set from time to time by resolution of our Board. Our Board is divided into three classes: Class I, Class II, and Class III. Each class has a three-year term:

•
Our Class I directors are Torsten G. Kreindl and Akira Takata and their terms will expire at the Annual Meeting.
•
Our Class II directors are Edward H. Frank, Christine A. Heckart, and Tom D. Yiu and their terms will expire at the annual meeting to be held in 2024.
•
Our Class III directors are Raman K. Chitkara, Katherine E. Schuelke, and Rajesh Vashist and their terms will expire at the annual meeting to be held in 2025.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of SiTime. Our directors may be removed for cause by the affirmative vote of the holders of at least a majority of our voting stock issued and outstanding and entitled to vote.

Our Board, upon the recommendation of the nominating and corporate governance committee, has selected Torsten G. Kreindl and Akira Takata, as nominees for election as Class I directors at the Annual Meeting. If elected at the Annual Meeting, these directors would serve until the annual meeting of stockholders to be held in 2026 or until they resign, are removed, or their successors are elected and qualified. Each person nominated for election has agreed to serve if elected. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.

The names of the nominees and certain biographical information about the nominees, including each director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the nominee should continue to serve on our Board, are set forth below. All of the nominees are currently serving as directors and were previously elected to the Board by the stockholders. It is our policy to encourage nominees for director to attend the Annual Meeting. Four of our directors attended the 2022 annual meeting of stockholders.

Class I Nominees

Dr. Torsten G. Kreindl has served as a member of our Board since November 2019. Since May 2016 Dr. Kreindl has served as managing partner of Deutsche Invest Venture Capital, an investment company, and since May 2022 he has served as a managing partner of Deutsche Invest Technology, an investment company. Dr. Kreindl has served as a director of Crate.io Inc., a data management company, since June 2018, as a director of ProGlove GmbH, an industrial wearables company, since January 2019, and as a director of Plume Design, Inc., a WiFi network extender development company, since September 2017. From July 2013 to May 2022 Dr. Kreindl served as a director of Hays PLC, a recruitment and human resources services company. From April 2003 to April 2016, Dr. Kreindl served as a director, as chairman of the finance committee, and as a member of the remuneration and nomination committee of Swisscom AG (Nasdaq: SWZCF), a telecommunications company. Dr. Kreindl served as general partner of venture capital firms Grazia Equity and Copan, from October 2005 to April 2016 and September 1999 to September 2005, respectively. From January 1996 to August 1999, Dr. Kreindl served as chief executive officer of Deutsche Telekom Broadband Cable, a broadband cable company. Dr. Kreindl received a master’s and doctorate in industrial engineering from Johannes Kepler University Linz. We believe Dr. Kreindl is qualified to serve on our Board due to his extensive management experience, his service as a director of publicly traded companies, his international experience, and his experience working with companies that are among SiTime’s customers.

Akira Takata has served as a member of our Board since November 2014. From June 2019 to June 2020, Mr. Takata served as the senior managing director of our largest stockholder, MegaChips Corporation (“MegaChips”), the second largest fabless semiconductor company based in Japan, and is currently serving as a consultant to MegaChips. Prior to his role as senior managing director, he served in various roles at MegaChips, including as president and chief executive officer from June 2011 to June 2019, executive officer of business strategy office, executive officer of alliance strategy office, executive officer, director of operations, general manager of LSI business unit, and as a director. From June 2014 to June 2020, Mr. Takata served on the board of directors of Global Semiconductor Alliance, a leading industry organization. Mr. Takata received a bachelor’s degree in electronics engineering from Osaka University in Japan. We believe that Mr. Takata is qualified to serve on our Board due to his management and leadership experience in the semiconductor industry.

Vote Required

Directors are elected by a plurality vote of the holders of shares present or represented by proxy and entitled to vote on the election of directors, which means that the two nominees for Class I director receiving the most affirmative votes will be elected. However, if the majority of the votes cast for a director are marked “withheld,” then notwithstanding the valid election of such director, such director will voluntarily tender his or her resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Our Board Recommends a Vote FOR the Election of Each

Named Nominee for Class I Directors of SiTime.

Executive Officers, Directors, and Director Nominees

The following table shows information about our executive officers, continuing directors, and director nominees as of March 31, 2023:

Name	Age	Position
Executive Officers
Rajesh Vashist	65	Chairman, President and Chief Executive Officer
Arthur D. Chadwick	66	Executive Vice President, Chief Financial Officer
Fariborz Assaderaghi	61	Executive Vice President, Technology and Engineering
Lionel Bonnot	55	Executive Vice President, Worldwide Sales and Business Development
Vincent P. Pangrazio	59	Executive Vice President, Chief Legal Officer and Corporate Secretary
Piyush B. Sevalia	55	Executive Vice President, Marketing

Non-Employee Directors
Raman K. Chitkara(1)(2)	64	Director
Edward H. Frank(1)(3)	66	Director
Christine A. Heckart(3)	57	Director
Torsten G. Kreindl(1)(2)	59	Director
Katherine E. Schuelke(2)(3)	60	Director
Akira Takata	64	Director
Tom D. Yiu	70	Director

(1)
Member of the audit committee.
(2)
Member of the compensation committee.
(3)
Member of the nominating and corporate governance committee.

The following presents biographical information for each of our executive officers and directors listed in the table above, other than the director nominees whose information is presented above. With respect to our directors, the biographical information includes each director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the director should serve on our Board.

Executive Officers

Rajesh Vashist has served as our President and Chief Executive Officer and as a member of our Board since September 2007. Since November 1, 2019, Mr. Vashist has served as Chairman of our Board. Prior to joining SiTime, Mr. Vashist served as chief executive officer and chairman of the board of directors of Ikanos Communications, Inc., a semiconductor and software development company, from July 1999 to October 2006. Mr. Vashist holds a B.S. in engineering from NIT Rourkela in India and an MBA from Marquette University. We believe that Mr. Vashist’s current role as our Chief Executive Officer and his extensive executive leadership and management experience at semiconductor companies qualify him to serve on our Board.

Arthur D. Chadwick has served as our Executive Vice President, Chief Financial Officer since September 2019. Prior to joining SiTime, from December 2004 to July 2018, Mr. Chadwick served as vice president of finance and administration, and chief financial officer of Cavium, Inc., a fabless semiconductor company that was listed on Nasdaq and subsequently acquired by Marvell Technology Group Ltd. in July 2018, where he was responsible for financial strategy, planning, accounting and reporting, investor relations, treasury and tax, human resources, and business systems. From January 1989 to October 2004, Mr. Chadwick served as senior vice president of finance and administration, and chief financial officer of Pinnacle Systems Inc., a digital video editing company that was listed on Nasdaq and acquired by Avid Technology, Inc. in August 2005. From 1987 to 1989 Mr. Chadwick served as the plant manager of Gould, Inc.’s semiconductor assembly and test plant in Manila, Philippines, from 1982 to 1984 served as the first chief financial officer at ams AG based in Graz, Austria, and from 1979 to 1981 held various financial positions with American Microsystems, Inc. Mr. Chadwick holds a B.S. in mathematics and physics and an MBA in finance, both from the University of Michigan.

Fariborz Assaderaghi has served as our Executive Vice President, Technology & Engineering since December 2020. Prior to joining SiTime, he was the Senior Vice President, Engineering, at Sunrise Memory Corporation from March 2020 until December 2020, where he was responsible for technology and product development. Prior to that, from February 2019 until March 2020, he was the Senior Vice President, Innovation and Advanced Technologies at NXP Semiconductors where he was responsible for technical roadmaps and innovation funnels, and before that held the position of Senior Vice President, Chief Technology Officer for IoT and Security division of NXP Semiconductors from February 2016 until February 2019, where he was jointly responsible for leading research and development. Prior to that, from June 2012 until February 2016, he was the Vice President of the Advanced Technology Development at InvenSense Inc. Prior to that Dr. Assaderaghi held various engineering positions at SiTime, Rambus, and IBM. Dr. Assaderaghi has a Master of Science in Electrical Engineering and a Ph.D. in Electrical Engineering and Computer Science both from the University of California, Berkeley.

Lionel Bonnot has served as our Executive Vice President of Worldwide Sales and Business Development since July 2019 and as Executive Vice President of Business Development from February 2018 to July 2019. Prior to joining SiTime, Mr. Bonnot was at Quantenna Communications (Nasdaq: QTNA), a wireless communication solution company that designs and develops radio frequency and digital Wi-Fi chips, from December 2007 to December 2017. During his 10-year tenure at Quantenna, Mr. Bonnot served as vice president of worldwide sales, senior vice president of business development, and most recently as senior vice president of marketing and business development, where he was responsible for product strategy and roadmap, corporate strategy, partnerships and mergers and acquisitions. Mr. Bonnot also held various positions at Ikanos Communications, Inc., a semiconductor and software development company, from December 2001 to December 2007, including vice president of Europe, vice president of sales for North America and EMEA, and senior director of worldwide sales. Mr. Bonnot holds a M.S. in Computer Science from Ecole Nationale Supérieure d’Informatique in Paris, France.

Vincent P. Pangrazio has served as our Executive Vice President, Chief Legal Officer & Corporate Secretary since June 2020. Mr. Pangrazio previously served as our acting General Counsel in a consultant capacity from March 2020 to June 2020 and had a private law practice from December 2019 until he joined SiTime. From July 2018 to September 2019, Mr. Pangrazio served as Chief Administrative and Legal Officer of HealthTap, Inc., a provider of online access to primary healthcare, where he was responsible for all legal matters. From March 2011 to July 2018, Mr. Pangrazio served as Senior Vice President and General Counsel of Cavium, Inc., a fabless semiconductor company that was listed on Nasdaq and subsequently acquired by Marvell Technology Group Ltd. in July 2018, where he was responsible for management of legal, IT and facilities departments. From January 2000 to March 2011, Mr. Pangrazio was a partner in the business department at the law firm of Cooley LLP. From 1999 to 2000, Mr. Pangrazio served as Vice President and General Counsel for Women.com Networks, Inc., a network of online sites featuring content and services for women. Mr. Pangrazio received a BS degree in Electrical Engineering from Loyola Marymount University and a J.D. degree from Loyola Law School.

Piyush B. Sevalia has served as our Executive Vice President of Marketing since April 2012. Mr. Sevalia previously served as our Vice President of Marketing from March 2008 to April 2012. Prior to joining SiTime, Mr. Sevalia held various marketing positions at Ikanos Communications, a semiconductor and software development company, including vice president of access infrastructure products from October 2006 to March 2008, marketing head of access products from April 2006 to September 2006, and director of product marketing from September 2000 to March 2006. From July 1991 to September 2000, Mr. Sevalia held various positions at Cypress Semiconductor, a semiconductor company, including senior marketing manager, strategic marketing manager, senior/staff applications engineer, and applications engineer. Mr. Sevalia holds a bachelor’s degree in electrical engineering from the University of Mumbai, a master’s degree in electrical engineering from the University of Michigan, and a master’s degree in business administration from the University of California, Berkeley.

Non-Employee Directors

Raman K. Chitkara has served as a member of our Board since November 2019 and as lead independent director of our Board since January 2020. Since January 2021, Mr. Chitkara has served as a board member and chair of the audit committee of Arteris, Inc. (Nasdaq: AIP), a provider of interconnect and other intellectual property technology. From September 1984 to June 2018, Mr. Chitkara worked at PricewaterhouseCoopers LLP (“PwC”), a public accounting firm, where he served in various capacities including as partner, global technology industry leader and global semiconductor industry leader. During his tenure at PwC, Mr. Chitkara held numerous leadership positions, including membership of the audit quality board and leader of the global assurance technology, information, communication, entertainment, and media practice. Mr. Chitkara served as a board member and chair of the audit committee of Xilinx, Inc. (Nasdaq: XLNX), a technology and programmable logic device company, from August 2018 to February 2022. Mr. Chitkara received a bachelor of commerce in accounting and business management from Shri Ram College of Commerce. We believe Mr. Chitkara is qualified to serve on our Board due to his extensive knowledge and experience with public company financial accounting matters for complex global organizations, including those in the semiconductor and technology sectors.

Dr. Edward H. Frank has served as a member of our Board since November 2019 and has served as executive chair of Gradient Technologies, a cybersecurity startup, since October 2022. Dr. Frank serves as a director of Analog Devices, Inc. (Nasdaq: ADI), a semiconductor company, Marvell Technology Group Ltd. (Nasdaq: MRVL), a fabless semiconductor company, and Rocket Lab USA,

Inc. (Nasdaq: RKLB), a space systems company. Dr. Frank served as the chief executive officer of Brilliant Lime, Inc., a silicon, systems, and software technology development startup, from October 2017 to October 2022. Dr. Frank co-founded Cloud Parity, Inc., a voice-of-the-customer company, in December 2013 and served as its chief executive officer until September 2016. From May 2009 to October 2013, Dr. Frank served as vice president of Macintosh hardware systems engineering at Apple Inc. (Nasdaq: AAPL), a multinational technology company. From May 1999 to March 2008, Dr. Frank served as corporate vice president of research and development at Broadcom Corporation, a fabless semiconductor company, which was traded on Nasdaq and acquired by Avago Technologies Limited in May 2014. Prior to joining Broadcom Corporation, Dr. Frank was co-founder and served as executive vice president of Epigram, Inc., an integrated circuit and software development company, which Broadcom acquired in May 1999. Dr. Frank’s prior experience includes serving as a director of Fusion-io, Inc., a computer hardware and software systems company, which was listed on The New York Stock Exchange and subsequently acquired by SanDisk Corporation in July 2014, from October 2013 until July 2014; as a director of Quantenna Communications, Inc., a fabless semiconductor company, which was listed on Nasdaq and subsequently acquired by On Semiconductor Corporation, from July 2016 to August 2018; and as a director of Cavium, Inc., a fabless semiconductor company, which was listed on Nasdaq and subsequently acquired by Marvell Technology Group Ltd. in July 2018, from July 2016 to July 2018. Dr. Frank is a member of the National Academy of Engineering (NAE), a Fellow of the Institute of Electrical and Electronic Engineers (IEEE), and is a National Association of Corporate Directors (NACD) Board Leadership Fellow. Dr. Frank holds B.S. and M.S. degrees in electrical engineering from Stanford University and a Ph.D. in computer science from Carnegie Mellon University, where he also serves as a member of its Board of Trustees. We believe Dr. Frank’s substantial experience in the design, manufacture, sale, and marketing of semiconductors, his extensive executive leadership experience in the semiconductor industry, his experience working with companies that are among SiTime’s customers, and experience serving on boards of public companies qualifies him to serve on our Board.

Christine A. Heckart, has served as a member of our Board since April 2021. Ms. Heckart founded Xapa World, Inc., a company developing a mobile app for human enrichment, in September 2021 and serves as its Chief Executive Officer. Prior to that, Ms. Heckart served as the Chief Executive Officer of Scaylr, Inc., a cloud-based data analytics platform company, from January 2019 until its acquisition by SentinelOne, Inc. in February 2021. From December 2017 until August 2018, Ms. Heckart was Senior Vice President of Business Unit and Product Marketing of Cisco Systems, Inc., an internet technology company, where she was responsible for all product marketing for Cisco’s portfolio. Prior to joining Cisco, she was the Senior Vice President and Chief Marketing Officer of Brocade Communications Systems, Inc., a networking solution company, from March 2014 until its acquisition by Broadcom Corporation in November 2016, where she was responsible for global marketing. From July 2012 until May 2013, she was the Chief Marketing Officer, and then the Executive Vice President, Strategy, Marketing, People and Systems at ServiceSource International Inc., a service revenue management company. From February 2010 to May 2012, she was the Chief Marketing Officer at NetApp, Inc., a data storage and management solutions provider. Ms. Heckart served as General Manager for the TV, video and music business of Microsoft Corporation, a developer of software, services, and hardware, from 2005 to 2010; and led global marketing at Juniper Networks, Inc., a provider of network infrastructure solutions, from 2002 to 2005. She has served as a member of the board of directors of 6Sense, a privately-held business-to-business predictive intelligence engine company, since November 2015. Ms. Heckart served as a member of the board of directors of Lam Research Corporation, a supplier of wafer fabrication equipment and services, from May 2011 until August 2019. Ms. Heckart earned a B.A. degree in economics from the University of Colorado at Boulder. We believe that Ms. Heckart’s experience in leadership roles at public companies, with board and governance matters, and with mergers and acquisitions, as well as her strong marketing background and experience, qualifies her to serve on our Board.

Katherine E. Schuelke has served as a member of our Board since November 2019, and since June 2017 has served as senior vice president, chief legal officer, and corporate secretary of Seagate Technology PLC (Nasdaq: STX), a data storage company, where she is responsible for Seagate’s legal, government affairs, and security functions. From March 1996 to January 2016, Ms. Schuelke was employed by Altera Corporation, where she served as senior vice president, general counsel, and secretary from 2011 to 2016, vice president, general counsel and secretary from 2001 to 2011, and other positions of increasing responsibility from 1996 to 2011. Altera was a semiconductor company which was listed on Nasdaq and subsequently acquired by Intel Corporation in December 2015. Ms. Schuelke received a bachelor’s in economics from the University at Buffalo and a juris doctor from New York University School of Law. We believe Ms. Schuelke is qualified to serve on our Board due to her extensive legal and business experience at public companies and in the semiconductor industry as well as her knowledge of intellectual property, security, international business, risk management, and corporate transactions.

Tom D. Yiu has served as a member of our Board since November 2019. Since January 2007, Mr. Yiu has served as senior vice president and chief marketing officer of Macronix International Co., Ltd. (Nasdaq: MXIC) (“Macronix”), an integrated device manufacturing company. Mr. Yiu has been with Macronix since April 1990. During his 29-year tenure at Macronix, Mr. Yiu also served as a director, since June 1995, as senior vice president and head of integrated solution group, from January 2004 to December 2006, senior vice president and chief operating officer, from January 1998 to December 2003 and senior vice president, product development, from April 1990 to December 1997. Mr. Yiu served as a director of MegaChips, our largest stockholder, from June 2013 to June 2019, and as a director of Infomax System Solutions and Services Co. Ltd., a financial software systems services company, from January 2016 to March 2017. Mr. Yiu received a bachelor of science in electrical engineering from National Taiwan University and a master of science in electrical engineering from the University of California, Berkeley. We believe that Mr. Yiu is qualified to serve on our Board due to his rich experience in memory integrated circuit design, marketing, international business, and operating fields.

For Dr. Kreindl and Mr. Takata’s biographies, see “Proposal No. 1 - Election of Directors” above.

There are no family relationships among any of our directors or executive officers.

The following tables describe the desired skills and experience for our directors, what those skills and experience represent, and the members of our Board that possess those skills and experience based on the directors self-identifying as having those skills or experience.

Desired Skill	What the Skill Represents
Industry Experience	Experience as an executive officer or director in the semiconductor industry
Technologist	Significant expertise in hardware or engineering
Executive Leadership	Experience as an executive officer of a company, public or private
Public Company Board	Past or current member of the board of a public company (other than SiTime)
Finance or Accounting Expertise

Expertise in financial statements or accounting, including experience as an executive officer or partner at an independent audit firm overseeing financial reporting, accounting, financial management, or audit process and procedure

Business Development and Strategy	Experience as an executive officer or board member in business development and strategy, including mergers, acquisitions, and business expansion
International Leadership	Leadership experience in a global company overseeing teams in international offices, international operations, and/or international customers
Information Security	Experience as an executive officer or board member with information security, including cybersecurity matters
Regulatory and Compliance	Experience in governmental policy, legal knowledge, or experience with compliance and regulatory issues
Corporate Governance	Leadership experience as an executive officer or director overseeing corporate governance matters
ESG (Environment, Social, Governance) Understanding	Knowledge or experience that contributes to the Board’s understanding of one or more ESG matters affecting SiTime business

Desired Skill	Raman Chitkara	Edward Frank	Christine Heckart	Torsten Kreindl	Katherine Schuelke	Akira Takata	Rajesh Vashist	Tom Yiu
Industry Experience	x	x			x	x	x	x
Technologist		x		x		x		x
Executive Leadership	x	x	x	x	x	x	x	x
Public Company Board	x	x	x	x		x	x	x
Finance or Accounting Expertise	x			x
Business Development and Strategy	x	x	x	x	x	x	x	x
International Leadership	x			x	x	x	x	x
Information Security		x		x
Regulatory and Compliance	x				x
Corporate Governance	x	x	x		x		x	x
ESG (Environment, Social, Governance) Understanding	x		x	x	x

CORPORATE GOVERNANCE

Our business and affairs are organized under the direction of our Board, which currently consists of eight members. Rajesh Vashist, our Chief Executive Officer, serves as Chairman of our Board, and Raman K. Chitkara serves as our lead independent director. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis and additionally as required.

Director Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and SiTime, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors on our Board qualify as independent directors, as defined under the Nasdaq listing standards: Messrs. Chitkara and Yiu, Mses. Heckart and Schuelke, and Drs. Frank and Kreindl. Accordingly, a majority of our directors are independent. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with SiTime.

Board Leadership Structure

Our Board is currently chaired by Mr. Vashist, our President and Chief Executive Officer, and Mr. Chitkara currently serves as lead independent director. We believe that combining the positions of Chief Executive Officer and Board chair helps to ensure that the Board and management act with a common purpose. We also believe that having a combined Chief Executive Officer and Board chair enhances agility and preserves alignment with the interests of our stockholders. In addition, we believe that a combined Chief Executive Officer/Board chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board chair with an extensive history with and knowledge of SiTime (as is the case with our Chief Executive Officer).

The Board appointed a lead independent director to help ensure effective independent functioning of the Board in its oversight responsibilities. The position of lead independent director has been structured to serve the need for independent leadership and perspective when we have a combined Chief Executive Officer/Board chair. The lead independent director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Board chair, act as liaison between the Board chair and the independent directors, consult with the Chief Executive Officer on Board meeting agendas, call meetings of the independent directors or meetings of the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed, and, as appropriate upon request, act as a liaison to stockholders.

Board and Committee Meetings and Attendance

Our Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by unanimous written consent from time to time as appropriate. During meetings of the Board, the independent directors meet regularly in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The lead independent director presides over the executive sessions. Our Board met eight times during 2022. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served held during the portion of the last year for which he or she was a director or committee member. Directors are encouraged to attend our annual meeting of stockholders, either via webcast or telephonically. Four of our directors attended the 2022 annual meeting of stockholders.

Role of our Board of Directors in Risk Oversight

One of the key functions of the Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Both the Board as a whole and the committees receive periodic reports from the executive team regarding risk management, as well as incidental reports as matters may arise. In particular, our Board is responsible for monitoring and assessing strategic risk exposure.

Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Audit committee responsibilities include oversight of risks pertaining to cybersecurity and other computerized information system controls, and the audit committee typically meets each quarter with executives regarding this.

Our compensation committee evaluates whether there are any risks arising from our compensation policies and practices which are reasonably likely to have a material adverse effect on us and recommends to the Board any changes deemed appropriate.

Our nominating and corporate governance committee monitors the effectiveness of our corporate governance policies. The nominating and corporate governance committee also periodically evaluates our environmental, social, and corporate governance risks as well as our risk management process and system in light of the nature of the material risks we face and the adequacy of our policies and procedures designed to address them. The nominating and corporate governance committee periodically evaluates our risk management process and system in light of the nature of material risks we face and the adequacy of our policies and procedures designed to address risk, and makes recommendations to the Board for any changes deemed appropriate. In addition, the nominating and corporation governance committee reviews periodically with the Board chair and the Chief Executive Officer the succession plan for the Chief Executive Officer and the management development plan.

Board Committees

Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our Board has adopted a charter for each of these committees, which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.

The following table provides membership and meeting information for 2022 for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Raman K. Chitkara	X*	X*
Edward H. Frank	X*		X*
Christine A. Heckart			X*
Torsten G. Kreindl	X*	X*
Katherine E. Schuelke		X*	X*
Akira Takata
Tom D. Yiu
Total Meetings in 2022	7	8	5

* Committee chairperson

Below is a description of each committee of the Board.

Audit Committee

Our audit committee consists of Mr. Chitkara and Drs. Frank and Kreindl. Our Board has determined that each of the members of our audit committee satisfies the independence requirements of Nasdaq listing standards and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, our Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.

Mr. Chitkara serves as the chair of our audit committee. Our Board has determined that Mr. Chitkara and Dr. Kreindl qualify as audit committee financial experts within the meaning of SEC regulations and meet the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our Board has considered Mr. Chitkara’s formal education and previous experience in financial roles and Dr. Kreindl’s formal education and previous experience as a chief executive officer with financial oversight responsibilities. The audit committee met seven times during 2022. Both our independent registered public accounting firm and various members of management periodically meet privately with our audit committee.

The primary functions of this committee include, among other things:

•
reviewing our financial reporting processes and disclosure controls;
•
evaluating the performance, independence, and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
•
reviewing the adequacy and effectiveness of our internal control policies and procedures;
•
obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;
•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;
•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material financial developments;
•
establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, auditing, or other matters;
•
preparing the report that the SEC requires in our annual proxy statement;
•
reviewing and providing oversight of any related person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;
•
reviewing our major financial risk exposures, including risks pertaining to cybersecurity and other computerized information system controls, and the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and
•
reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

Compensation Committee

Our compensation committee consists of Mr. Chitkara, Dr. Kreindl, and Ms. Schuelke. Dr. Kreindl serves as the chair of our compensation committee. Our Board has determined that each of the members of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of the Nasdaq listing standards. The compensation committee met eight times during 2022.

The primary functions of this committee include, among other things:

•
reviewing and approving the compensation and other terms of employment of our executive officers;
•
reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance in light of these goals and objectives;
•
administering our equity incentive plans and other employee benefit plans;
•
making recommendations to our Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board;
•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, and any other material arrangements for our executive officers;
•
reviewing with management and recommending to the Board the disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports and proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•
preparing the report on executive compensation that the SEC requires in our annual proxy statement to the extent such report is included in any such proxy statement;

•
overseeing the development, implementation, and effectiveness of our policies and strategies relating to human capital management, including but not limited to, policies and strategies regarding recruiting, retention, diversity, and employment practices; and
•
reviewing and evaluating on an annual basis the performance of the compensation committee and the compensation committee charter.

Compensation Committee Processes and Procedures

Typically, the compensation committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the compensation committee, in consultation with our Chief Executive Officer, Chief Legal Officer, and members of the committee. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives.

Generally, the compensation committee’s process comprises three related elements: the selection of the components of the compensation program, the determination of compensation amounts, and the establishment of performance objectives. For executive officers other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the compensation committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee, with input from the other independent directors, which determines any adjustments to his compensation as well as awards to be granted. For all executive officers as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, the total compensation that may become payable to executive officers in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, and recommendations of the compensation committee’s independent executive compensation consultant, including analyses of executive compensation paid at other peer companies.

The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of SiTime. In addition, under the charter, the compensation committee has the authority to obtain, at the expense of SiTime, advice and assistance from compensation consultants and internal and external legal, accounting, or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the compensation committee. In particular, the compensation committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Our compensation committee directly engaged Compensia, Inc. (“Compensia”), a national compensation consulting firm with compensation expertise relating to technology companies. During 2022, the compensation committee continued to use Compensia to serve as its independent advisor. Compensia advises the compensation committee with respect to trends in executive compensation, compensation peer group selection, analysis of survey data, the determination and design of compensation plans and arrangements, the assessment of competitive executive pay levels and mix, and setting compensation levels. The compensation committee may replace Compensia or hire additional advisors at any time. Compensia also advised the nominating and corporate governance committee with respect to non-employee director compensation, including analysis of survey data and the assessment of competitive non-employee director compensation levels and mix. Compensia did not provide any other services to us and received no compensation other than with respect to the services described above. Based on the consideration of the various factors as set forth in the rules of the SEC and the Nasdaq listing standards, the compensation committee has determined that its relationship with Compensia and the work of Compensia on behalf of the compensation committee has not raised any conflict of interest.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Dr. Kreindl, Mr. Chitkara, and Ms. Schuelke. None of the members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serve, or has served during the last completed year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Frank, Ms. Heckart, and Ms. Schuelke. Our Board has determined that each of the members of our nominating and corporate governance committee satisfies the independence requirements of the Nasdaq listing standards. Ms. Schuelke serves as the chair of our nominating and corporate governance committee. The nominating and corporate governance committee met five times during 2022.

The functions of this committee include, among other things:

•
identifying, reviewing, and making recommendations of candidates to serve on our Board;
•
evaluating the performance of our Board, committees of the Board, and individual directors and determining whether continued service on our board is appropriate;
•
establishing procedures for the submission and consideration of nominations by stockholders for candidates to serve on our Board;
•
evaluating the current size, composition, and organization of the Board and its committees and making recommendations to our Board for approvals;
•
developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;
•
reviewing and recommending to the Board the compensation of our non-employee Board members;
•
reviewing and overseeing policies, programs, and goals related to environmental, social, and governance matters, including our public reporting on these topics;
•
reviewing periodically with the Board chair and the Chief Executive Officer the succession plan for the Chief Executive Officer and the management development plan, and making recommendations to the Board with respect to such plans;

•
evaluating our risk management process and system in light of the nature of material risks we face and the adequacy of our policies and procedures designed to address risk, and making recommendations to the Board for any changes; and

•
reviewing and evaluating on an annual basis the performance of the nominating and corporate governance committee and the nominating and corporate governance committee charter.

Director Nominations

Our Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. Our nominating and corporate governance committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board for nomination or election.

Our nominating and corporate governance committee has a policy regarding consideration of director candidates recommended by stockholders. Our nominating and corporate governance committee reviews suggestions for director candidates recommended by stockholders and considers such candidates for recommendation based upon an appropriate balance of knowledge, experience, and capability.

In addition to considering an appropriate balance of knowledge, experience, and capability for director candidates, our Board has as an objective that its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, races, genders, sexual orientation, ages, educations, ethnicities, and professional experiences. Our nominating and corporate governance committee selects director candidates based on factors such as relevant business, market, technological, or other expertise upon which to be able to offer advice and guidance to management, exhibiting integrity, having no material conflicts of interest with SiTime, having sufficient time to devote to the affairs of SiTime, demonstrated excellence in their field, having the ability to exercise sound business judgment, diversity, potential for long-term contribution to our business, and having the commitment and vision to rigorously represent the long-term interests of our stockholders.

Our nominating and corporate governance committee believes it is appropriate for a majority of the members of our Board to meet the definition of “independent director” under the Nasdaq rules. Our nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.

Prior to each annual meeting of stockholders, our nominating and corporate governance committee will first identify nominees by reviewing the current directors whose terms expire at the annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of our Board, with respect to the particular talents and experience of its directors. If a director does not wish to continue in service, the nominating and corporate governance committee determines not to nominate the director, or a vacancy is created on our Board as a result of a resignation, an increase in the size of our Board or other event, the nominating and corporate governance committee will consider various candidates for Board membership, including those suggested by members of the nominating and corporate governance committee, by other members of our Board, by any executive search firm engaged by the nominating and corporate governance committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for our Board should notify our Corporate Secretary, any member of the nominating and corporate governance committee, or the persons referenced below in “Communications with our Board of Directors” in writing with any supporting material the stockholder considers appropriate.

Board Diversity Matrix (as of February 9, 2022 and February 6, 2023)

The Board Diversity Matrix, below, provides the diversity statistics for our eight Board members. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Total Number of Directors	8
	Female	Male	Non-Binary	Did not Disclose
Part I: Gender Identity
Directors	2	6	—	—
Part II: Demographic Background
Asian	—	4	—	—
White	2	2	—	—

Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to our Corporate Secretary and otherwise comply with the provisions of our bylaws. To be timely, our bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the anniversary of the proxy statement provided in connection with the previous year’s annual meeting. Information required by our bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our bylaws and must be addressed to: Corporate Secretary, SiTime Corporation, 5451 Patrick Henry Drive, Santa Clara, California 95054. You can obtain a copy of our bylaws by writing to the Corporate Secretary at this address.

Communications with our Board of Directors

We consider our relationship with our stockholders to be a high priority. To ensure that the Board and management have an opportunity to listen to and understand the varying perspectives of our stockholders, in 2022, in connection with our say-on-pay vote, members of management reached out to our largest stockholders, including stockholders representing over 70% of our outstanding shares, and ultimately had constructive conversations with and sought feedback from stockholders holding approximately 39% of our outstanding shares. Topics discussed included, among other things, corporate governance, executive compensation, and environmental and other issues related to corporate social responsibility. As a result of these discussions, management and the Board gained useful understanding and insight into the views of these stockholders and took this into account in setting compensation for the named executive officers for 2023 as described more fully in “Compensation Discussion and Analysis” below.

Our Board recommends that stockholders and other interested parties initiate communications with our Board, the independent directors, the Chairman, or any committee of our Board in writing to the attention of our Corporate Secretary, SiTime Corporation, 5451 Patrick Henry Drive, Santa Clara, California 95054. This process will assist our Board in reviewing and responding to stockholder communications in an appropriate manner. Our Board has instructed our Corporate Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. Our Code of Conduct is designed to promote ethical conduct as well as compliance with applicable laws and regulatory requirements. The Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for executive officers and directors. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. The Code of Conduct is available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.

We also have implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our audit committee.

Corporate Governance Guidelines

The Board documented our governance practices by adopting Corporate Governance Guidelines in May 2019 to assure that the Board will have the necessary authority and policies in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, stock ownership guidelines, and board committees and compensation. The Corporate Governance Guidelines are available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.

For a description of our stock ownership guidelines, see “Executive Compensation - Other Compensation Practices - Stock Ownership Guidelines” below.

Prohibition against Hedging by Employees, Officers and Directors

Our insider trading policy prohibits all employees, including our executive officers, as well as consultants and non-employee directors from engaging in hedging transactions involving our securities, engaging in short sales of our securities, buying or selling puts or calls, or their equivalents, on our securities, establishing margin accounts, or pledging our securities as collateral for a loan.

Corporate Social Responsibility

We believe corporate social responsibility is a long-term investment that can create value for SiTime, our employees, our stockholders, our customers, our partners, and our suppliers. We seek to create innovative products and technologies, while operating in an economically, socially, and environmentally sustainable manner. The nominating and corporate governance committee oversees the development and implementation of our corporate social responsibility policies and practices, and monitors our performance.

Environmental, Social and Governance Practices

We believe that our success depends largely upon our employees and on our ability to continue to attract, retain and motivate qualified employees. We promote an inclusive environment by valuing the contributions of all employees and working to ensure that all employees feel seen, heard, valued, and respected. We encourage the diversity of thinking that comes from the differences in experiences, knowledge, perspective, culture, customs, and background of all of our employees. We believe a diverse workforce supports creativity, problem-solving and better decision-making. We actively seek a diverse talent pool using inclusive hiring practices. The nominating and corporate governance committee has tasked our management team with taking a proactive approach to diversity, equity, and inclusion, and periodically reviews our programs and processes to ensure continual improvement. Six of our eight Board members are diverse, with two self-identifying as female and four self-identifying as members of an underrepresented minority.

We believe it is important to minimize the environmental impact of our products and operations to ensure a sustainable future. Our timing solutions enable customers to create more energy efficient products. We are working to enhance our sustainability practices by developing and implementing policies to reduce our greenhouse gas emissions, consumption of energy and water, and the waste our operations generate. We are a global fabless semiconductor company and strive to work with semiconductor foundries and outsourced assembly and test contractors that demonstrate a commitment to high ethical standards and responsible environmental and social practices.

Supplier Code of Conduct

We are committed to respecting human rights, monitoring the safety and integrity of products, and reducing the environmental footprint of our supply chain. We have adopted a supplier code of conduct (“Supplier Code”) to ensure that our suppliers meet our high standards as well as industry expectations and internationally recognized standards regarding: (i) labor and human rights, health and safety, and treatment of employees and contractors; (ii) environmental responsibility; (iii) ethical business practices; and (iv) compliance with applicable laws and regulations. Our Supplier Code applies to our suppliers, as well as their employees and subcontractors.

PROPOSAL 2:

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

At the 2022 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with this preference and therefore is again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures contained in this proxy statement. As described in that section, we believe that our compensation policies and decisions are significantly performance-based and designed to enable us to motivate the named executive officers to achieve and exceed financial and strategic objectives, incentivize long-term performance and sustained growth, retain the executive officers, and align the interests of the executive officers with stockholder interests.

To align our pay practices with stockholder interests, more than 80% of total 2022 compensation for our named executive officers was composed of equity awards, the value of which is significantly impacted by our financial performance and stock price performance.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to SiTime’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, the compensation tables and related narrative disclosures is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management, the compensation committee, and the Board and, accordingly, the Board and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. We expect that the next advisory vote on executive compensation will be at our 2024 annual meeting of stockholders.

Vote Required

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present at the meeting or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Our Board Recommends

A Vote In Favor Of Proposal 2.

PROPOSAL 3:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS

Our audit committee of the Board, which is composed entirely of non-employee independent directors, has selected BDO USA, LLP as our independent registered certified public accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2023. Ratification of the appointment of BDO USA, LLP by stockholders is not required by law. However, as a matter of good corporate practice, such appointment is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the appointment, our Board and the audit committee will reconsider whether or not to retain BDO USA, LLP, but may retain BDO USA, LLP. Even if the appointment is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of SiTime and its stockholders.

BDO USA, LLP has reported on the financial statements for the six years beginning with the year ended December 31, 2017. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

Aggregate fees for professional services rendered for us by BDO USA, LLP for the years ended December 31, 2022 and 2021 were as follows, all of which were approved by the audit committee:

Services Provided	2022	2021
Audit fees (1)	$1,273,710	$1,088,400
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$1,273,710	$1,088,400

(1)
Represents the aggregate fees billed for the audit of SiTime’s consolidated financial statements, review of the condensed consolidated financial statements included in SiTime’s quarterly reports, the audit of the effectiveness of SiTime’s internal control over financial reporting in 2021 and 2022, and services in connection with the statutory and regulatory filings or engagements for those years. Fees for our fiscal year ended December 31, 2021 also included $182,400 for professional services rendered in connection with the public offerings of our common stock completed in February and November 2021. Fees for our fiscal year ended December 31, 2022 also included $137,500 for professional services rendered in connection with the at the market public offering of our common stock in 2022.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the audit committee pre-approves both the type of services to be provided by BDO USA, LLP and the estimated fees related to these services.

During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the registered public accountant. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with SEC rules and regulations.

Prior to the formation of our audit committee in November 2019, our Board pre-approved all services provided by BDO USA, LLP.

Throughout the year, our audit committee reviews for any revisions to the estimates of audit and non-audit fees initially approved.

Vote Required

Ratification of the appointment of BDO USA, LLP requires the affirmative vote of a majority of the shares present at the meeting or represented by proxy and entitled to vote at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.

Our Board Recommends a Vote FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by SiTime under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee is a committee of the Board composed solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving SiTime’s accounting, auditing, financial reporting, and internal control. The audit committee charter is available on SiTime’s website at www.SiTime.com. The composition and responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

SiTime’s management is responsible for establishing and maintaining internal controls, establishing processes and procedures to facilitate compliance with accounting standards and applicable laws and regulations, and preparing SiTime’s financial statements. SiTime’s independent registered public accountants are responsible for performing an independent audit of SiTime’s financial statements and to issue a report thereon. The audit committee is responsible for overseeing the conduct of these activities by SiTime’s management and the independent registered public accountants.

The audit committee has discussed with the independent registered public accountants matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the independent registered public accountants provided to the audit committee the written disclosures and letter from the independent registered public accountants as required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the audit committee concerning independence and has discussed such accountants’ independence from SiTime and its management.

The audit committee has discussed with SiTime’s management and its independent registered public accountants, with and without management present, the audited financial statements and their evaluations of SiTime’s internal accounting controls and the overall quality of SiTime’s financial reporting.

In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the audit committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in SiTime’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Raman K. Chitkara
Torsten G. Kreindl
Edward H. Frank

______________________________________________________________________________

[1] The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of SiTime under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2023 regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•
each of our directors;
•
each of our named executive officers;
•
and all of our current executive officers and directors as a group.

The percentage ownership is based on 21,951,808 shares of common stock outstanding on March 31, 2023. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the vesting of RSUs or exercise of warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days March 31, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o SiTime Corporation, 5451 Patrick Henry, Santa Clara, California 95054.

	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Greater than 5% Stockholder:
MegaChips Corporation(1)	4,700,000	21.4%
FMR LLC (2)	2,682,450	12.2
BlackRock, Inc. (3)	1,821,652	8.3
The Vanguard Group(4)	1,572,229	7.2
Franklin Resources, Inc. (5)	1,172,461	5.3
Named Executive Officers and Directors:
Rajesh Vashist (6)	181,959	*
Arthur Chadwick (7)	16,636	*
Fariborz Assaderaghi (8)	11,445	*
Lionel Bonnot (9)	16,868	*
Piyush Sevalia (9)	8,921	*
Akira Takata (10)	11,093	*
Raman K. Chitkara (10)	18,368	*
Edward H. Frank (11)	7,468	*
Christine A. Heckart (12)	2,972	*
Torsten G. Kreindl (10)	16,301	*
Katherine E. Schuelke (10)	16,916	*
Tom D. Yiu (10)	17,097	*
All current executive officers and directors as a group (13 persons) (13)	350,340	1.6%

* Represents beneficial ownership of less than 1%.

(1)
Based solely on information reported on a Schedule 13G/A filed by MegaChips Corporation, on February 17, 2022, MegaChips Corporation has sole voting and sole dispositive power with respect to all of the shares. The principal address for MegaChips Corporation is 1-1-1 Miyahara, Yodogawa-ku, Osaka, 532-0003, Japan.
(2)
Based solely on information reported on a Schedule 13G/A filed by FMR LLC, on February 9, 2023, FMR LLC has sole voting power with respect to 2,682,001 of the shares and sole dispositive power with respect to all of the shares, Abigail P. Johnson has sole dispositive power with respect to all of the shares, and Fidelity Management & Research Company LLC beneficially owns 5% or more of our outstanding shares. The principal address for FMR LLC and Ms. Johnson is 245 Summer Street, Boston, Massachusetts 02110.

(3)
Based solely on information reported on a Schedule 13G/A filed by BlackRock, Inc., on February 3, 2023, BlackRock, Inc. has sole voting power with respect to 1,800,966 of the shares and sole dispositive power with respect to all of the shares, and Blackrock Fund Advisors beneficially owns 5% or more of our outstanding shares. The principal address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(4)
Based solely on information reported on a Schedule 13G/A filed by The Vanguard Group, on February 9, 2023, The Vanguard Group has shared voting power with respect to 27,150 of the shares, shared dispositive power with respect to 43,419 of the shares, and sole dispositive power with respect to 1,528,810 of the shares. The principal address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)
Based solely on information reported on a Schedule 13G/A filed by Franklin Resources, Inc., on February 1, 2023, Franklin Advisors, Inc. has sole voting and dispositive power with respect to 1,165,424 of the shares, Fiduciary Trust Company International has sole voting and dispositive power with respect to 7,011 of the shares, and Fiduciary Trust International LLC has sole voting and dispositive power with respect to 26 of the shares. Franklin Resources, Inc., and each of Charles B. Johnson and Rupert H. Johnson, Jr., holders of more than 10% of the outstanding stock of Franklin Resources, Inc., may also be deemed to beneficially own the shares. The principal address for each of Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisors, Inc. is One Franklin Parkway, San Mateo, CA 94403.
(6)
Includes (i) 45,958 RSUs which will vest within 60 days of March 31, 2023, and (ii) 36,781 shares held by Alderbran Constellation LLC of which Mr. Vashist is one of the managing members.
(7)
Includes 10,427 RSUs which will vest within 60 days of March 31, 2023.
(8)
Includes 7,514 RSUs which will vest within 60 days of March 31, 2023.
(9)
Includes 8,727 RSUs which will vest within 60 days of March 31, 2023.
(10)
Includes 910 RSUs which will vest within 60 days of March 31, 2023.
(11)
Includes (i) 910 RSUs which will vest within 60 days of March 31, 2023, (ii) 1,000 shares held through the Whitton Anne Frank 2015 Heritage Trust, of which Dr. Frank is a trustee, and (iii) 1,000 shares held through the Naomi Mantor Frank 2015 Heritage Trust, of which Dr. Frank is a trustee.
(12)
Includes 1,741 RSUs which will vest within 60 days of March 31, 2023.
(13)
Includes an aggregate of 94,617 RSUs which will vest within 60 days of March 31, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of SiTime. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2022, we believe that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report for each of Messrs. Vashist, Chadwick, Bonnot, Pangrazio and Sevalia and Dr. Assaderaghi, covering one transaction each, were reported six days late on June 1, 2022 due to an administrative error, and one transaction for Mr. Vashist was timely reported but reported an incorrect number of shares owned due to an administrative error regarding shares withheld. This omission was corrected in Mr. Vashist’s next Section 16(a) filing.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our executive compensation philosophy and programs, decisions made under those programs, and the factors considered in making those decisions for our “named executive officers,” who for the year ended December 31, 2022 are:

•
Rajesh Vashist, our Chairman, President and Chief Executive Officer;
•
Arthur D. Chadwick, our Executive Vice President, Chief Financial Officer;
•
Fariborz Assaderaghi, our Executive Vice President, Technology and Engineering;
•
Lionel Bonnot, our Executive Vice President, Worldwide Sales and Business Development; and
•
Piyush Sevalia, our Executive Vice President, Marketing.

Overview

Our compensation program is designed to:

•
Attract, motivate, incentivize, and retain executive talent who contribute to our long-term success;
•
Provide compensation packages to our executive officers that are competitive and reward the achievement of our business objectives as well as individual performance, and effectively align their interests with those of our stockholders;
•
Align pay and performance by emphasizing performance-based cash and equity for named executive officers based on performance criteria that are intended to drive short-term growth and create long-term stockholder value;
•
Be affordable within the context of our operating model; and
•
Reflect our culture and values.

Our 2022 corporate performance highlights include:

•
2022 net revenue of $283.6 million, a 30% increase over 2021 net revenue;
•
GAAP gross margin of 64.5% of revenue for 2022, compared to 63.7% of revenue for 2021;
•
We significantly increased our absolute TSR since our initial public offering in 2019 by over 500%;
•
We introduced six new precision timing solutions in 2022; and
•
We received an award from the Global Semiconductor Alliance for best financially managed semiconductor company in the category of companies achieving up to $1 billion in annual sales.

2022 Compensation Program Highlights

The highlights of our executive compensation program for 2022 include:

•
more than 80% of total 2022 compensation for our named executive officers is composed of equity awards the value of which is significantly impacted by our financial performance and stock price performance in alignment with stockholder interests;

•
long term equity performance-based restricted stock unit awards, or PRSUs, with rigorous and objective targets; and

•
no change to named executive officer base salaries, other than our Chief Executive Officer.

Over 95% of the target total compensation for our Chief Executive Officer for 2022, including the equity awards granted in December 2021, comprised equity awards and over 80% of these awards are PRSUs. Unless we achieve certain performance goals, our Chief Executive Officer will not realize the full intended value of his long-term incentive compensation. Further, because our common stock underlies our equity-based compensation awards, the immediate value of these awards is subject to fluctuations in our stock price, strongly aligning the interests of our Chief Executive Officer with those of our stockholders.

The chart below illustrates the composition of our Chief Executive Officer’s target total 2022 compensation, including the equity awards granted in December 2021:

Chief Executive Officer Target 2022 Compensation
Base...
Bonus Target
Time-based RSU
Revenue-based PRSU
Stock Price-based PRSU

There is no assurance that the grant date fair values reported in the Summary Compensation Table for the equity awards granted to our named executive officers will be reflective of their actual economic value or that comparable amounts will ever be realized by our named executive officers. For example, the revenue-based PRSUs granted to the named executive officers in December 2021 that were scheduled to vest in February 2022 based on achievement of a revenue target were not earned as to any shares and were forfeited. In addition, no shares of the stock price-based PRSUs granted to the named executive officers in February 2022 were earned.

The chart below compares the grant date fair value of equity awards granted to our Chief Executive Officer in 2022, as reported in the Summary Compensation Table of this proxy statement, to the realizable value of such awards by our Chief Executive Officer as of December 31, 2022. For the chart below, the realizable value for the PRSUs granted to our Chief Executive Officer in 2022 is zero because no shares were earned in 2022.

Value (millions)
$10.0
$5.0
$0.0
$8.4
$0.0
Grant Date Fair Value
Realizable Value at December 31, 2022

2022 Say-on-Pay Vote, Stockholder Outreach, and Compensation Changes Implemented

In addition to holding an annual advisory vote on executive compensation, we are committed to ongoing engagement with our stockholders on executive compensation and corporate governance issues.

Our first advisory vote on the compensation of our named executive officers, our say-on-pay vote, occurred at the annual meeting of stockholders held in June 2022. At this meeting, approximately 62.5% of the shares that were voted were cast in favor of our advisory vote on named executive officer compensation, counting abstentions as “against” votes.

The compensation committee approved compensation for fiscal 2022 for the named executive officers in December 2021 and February 2022, which was prior to the 2022 annual meeting of stockholders and say-on-pay vote in June 2022. In furtherance of the compensation committee’s ongoing effort to align executive pay and company performance, in addition to restricted stock unit awards, or RSUs, granted in late 2021, the compensation committee granted PRSUs to the named executive officers as part of the 2021 and 2022 compensation program. The PRSUs granted in December 2021 had a rigorous one-year revenue target that the compensation committee believed at the time of grant was attainable with significant effort and success in execution but was not certain. The PRSUs granted in February 2022 have rigorous stock price targets that the compensation committee believed at the time of grant were very challenging to achieve and would require significant value creation to be earned that would further align our named executive officers’ interests with those of our stockholders over the long term. See Compensation Components—Long-Term Incentives for more details regarding the PRSUs granted in December 2021 and February 2022. Based on the timing of the compensation committee’s decisions for fiscal 2022 executive compensation the compensation committee was not able to incorporate the stockholder views on executive compensation expressed in the 2022 say-on-pay vote or the stockholder feedback we received in their decisions with respect to the 2022 compensation program for the named executive officers.

The 2022 say-on-pay vote outcome was taken seriously by our management, our Board, and our compensation committee. We significantly increased our efforts to obtain feedback from our stockholders in the spring and the fall of 2022. Our Chief Financial Officer, our Chief Legal Officer, and the chair of our compensation committee attended all or certain of these stockholder outreach meetings. Our goal in soliciting feedback was to (1) better understand our stockholders’ views on named executive officer compensation, (2) be responsive to our stockholders’ views expressed in the 2022 say-on-pay vote, and (3) understand whether potential changes to our compensation programs and governance policies would address concerns expressed by our stockholders. We also solicited feedback regarding our corporate governance and our programs and practices related to environment and social issues with our stockholders as part of the outreach. Our stockholder outreach efforts included the following:

•
direct outreach to our top stockholders who held over 70% of our outstanding stock;
•
in-depth discussions with holders representing approximately 39% of our outstanding stock (the stockholders we did not engage with either did not respond to our outreach or indicated that they did not require further information from us); and
•
review and consideration of the reports and analyses issued by the principal proxy advisory firms.

During our stockholder outreach, we received valuable feedback from stockholders on our named executive officer compensation program, policies, and practices as well as our corporate governance and our programs and practices related to environment and social issues. While stockholders provided positive feedback regarding the introduction of PRSUs to our named executive officer compensation program, some stockholders indicated concerns regarding (i) the performance periods of our bonus plan and the PRSUs granted in 2021, (ii) the individual performance metrics in the bonus plan, (iii) the magnitude and performance measures of the stock price PRSU granted in 2022, (iv) overlapping performance metrics in multiple components of the compensation program, (v) lack of disclosure of performance metrics, (vi) our peer group, and (vii) stock ownership requirements for our Chief Executive Officer.

In response to the results of our 2022 say-on-pay vote and our discussions with our stockholders as well as the compensation committee’s efforts to continue to ensure alignment between executive pay and company performance, we modified our named executive officer compensation in 2023. Key feedback we received from our stockholders relating to our named executive officer compensation and the compensation committee’s responses, including related changes to our compensation programs in 2023, is described in the chart below.

Stockholder Feedback Received	Compensation Committee Response
Some stockholders indicated a preference for an annual performance period for our bonus plan.	As described in more detail below under “Compensation Components—2023 Compensation” we transitioned from six month performance periods to an annual performance period for our bonus plan for 2023.
Some stockholders indicated a preference for a decrease in the weighting of individual performance metrics in our bonus plan.

As described in more detail below under “Compensation Components—2023 Compensation” in the bonus plan for 2023:

•
we increased the weighting of the GAAP revenue performance goal from 25% to 35%,
•
we increased the weighting of the non-GAAP operating income performance goal from 25% to 35%, and
•
we reduced the weighting of the individual performance goals from 50% to 30%.

As a result, for 2023 70% of the bonus opportunity is dependent on achievement of key operating metrics.

Some stockholders shared concerns regarding the magnitude of the 2022 PRSUs.

The 2022 PRSUs were intended to be unique supplemental long-term awards that were extremely rigorous and only deliver realizable value for named executive officers with significant growth in value for investors to drive strong alignment among executive officers and stockholders.

We did not grant an equity award of the same magnitude to the named executive officers in 2023.

Some stockholders indicated a preference for basing PRSUs on a total stockholder return performance metric relative to our peers.

As described in more detail below under “Compensation Components—2023 Compensation” in 2023 we granted each named executive officer a PRSU with a two-year performance metric based on total stockholder return relative to the Philadelphia Semiconductor Index.

Some stockholders indicated a preference for a performance period longer than one year for PRSUs.

As described in more detail below under “Compensation Components—2023 Compensation” in 2023 we granted each named executive officer two PRSUs:

•
a PRSU with a two-year performance metric based on total stockholder return relative to the Philadelphia Semiconductor Index and a total vesting period of three years from grant if achieved, and
•
a PRSU with a one-year revenue performance metric and a total vesting period of three years from grant if achieved.

We believe that the PRSU with a one-year revenue performance metric ensures payout tied to a goal that can be reasonably forecasted in the volatile tech market, is consistent with our peers, and still requires accountability for our longer term stock price performance through a total vesting period of three years from grant.

Some stockholders indicated a preference for differentiated performance metrics in our bonus plan and our PRSU grants.

As described in more detail below under “Compensation Components—2023 Compensation” in 2023 we used revenue as a performance metric for the bonus plan and for one of the PRSU grants. Revenue growth is key driver of short- and long-term value creation for our stockholders, and therefore bonus plan opportunities and PRSUs with revenue growth targets further link executive compensation with the interests of stockholders. Further, the revenue performance metric in the bonus plan for 2023 is only 35% of the total bonus opportunity.

Some stockholders requested additional disclosure regarding the bonus program and the 2021 PRSU performance metrics.

We have provided enhanced disclosure regarding our bonus plan, including more specific information about individual performance goals and determination of payments below under “Compensation Components—Annual Bonuses.”

We also have provided enhanced disclosure regarding the terms of our 2021 PRSU grants, including performance metrics, below under “Compensation Components – Long Term Equity Incentives.”

Some stockholders requested we regularly evaluate our peer group.

We work with our independent compensation consultant annually to determine an appropriate peer group of companies. Please see “Considerations in Setting Executive Compensation” below for more information.

One stockholder indicated a preference for stock ownership guidelines requiring at least five times base salary for our Chief Executive Officer.

We amended our corporate governance guidelines to require stock ownership by our Chief Executive Officer of at least five times his base salary. As of December 31, 2022 our Chief Executive Officer beneficially owned shares worth more than 14 times his base salary.

Key Features of Our Executive Compensation Program

WHAT WE DO

1.
We tie pay to performance by providing a significant amount of compensation that is at risk and aligned with stockholder interests.
2.
We align pay and performance by selecting performance criteria that are intended to drive short-term growth and create long-term stockholder value.
3.
We issue PRSUs to our named executive officers and the PRSUs are a significant percentage of the total equity granted.
4.
We use objective corporate performance criteria as the metrics for vesting of our PRSUs and a significant portion of our annual bonuses.
5.
Bonuses for named executive offers are paid in RSUs which further aligns with stockholder interests.
6.
We have rigorous stock ownership guidelines for our executive officers and board of directors.
7.
We set maximum payout amounts for our executive bonuses and PRSUs that are aligned with competitive market practices.
8.
Our compensation committee selects and retains an independent compensation consultant.
9.
Our compensation committee reviews external market data when making compensation decisions and annually reviews our peer group with its independent compensation consultant and aligns the peer group to the company based on relative size, value, and industry.

10.
Our compensation committee is composed solely of independent directors.
11.
We have “at-will” employment agreements with our named executive officers.
12.
We have a compensation recoupment (clawback) policy that we will update to comply with the new Nasdaq Stock Market listing standards once they are final.
13.
We have robust ongoing stockholder engagement.
14.
We have an annual advisory “Say-on-Pay” vote.

WHAT WE DON’T DO

1.
We do not provide excessive perquisites.
2.
We do not allow hedging or pledging of our stock.
3.
We do not provide our named executive officers with guaranteed annual salary increases or equity rights.
4.
We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse impact on SiTime.
5.
We don’t provide tax “gross-ups” in connection with a change in control.
6.
We do not have a supplemental executive retirement plan that provides pension or other benefits to our named executive officers.

Compensation Process

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions, and other actions. As part of its deliberations on executive officer compensation decisions, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, the total compensation that may become payable to executive officers in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current company-wide compensation levels, company performance, individual performance, retention, succession planning, and recommendations of the compensation committee’s independent executive compensation consultant, including analyses of executive compensation paid at other peer companies.

Our Chief Executive Officer makes evaluations and recommendations for the executive officers to our compensation committee and typically attends compensation committee meetings. Our Chief Executive Officer makes such recommendations (other than with respect to himself) regarding base salary, and short-term and long-term incentive compensation for our executive officers based on our results, an executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals, internal pay equity, and retention. Our compensation committee then reviews the recommendations of the Chief Executive Officer and other market data, including compensation survey data and publicly available data of our peers, as well as analysis and advice from its independent executive compensation consultant, and makes decisions as to the target total compensation for each executive officer, including our Chief Executive Officer, as well as each individual compensation element. Our Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer also provide information to our independent compensation consultant, Compensia Inc., so that it can perform its duties for the compensation committee. While our Chief Executive Officer and Chief Legal Officer typically attend meetings of the compensation committee, they are not present during discussions or determinations of their compensation. The compensation committee also meets regularly in executive session.

At various meetings throughout the year, the compensation committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy, regulatory developments, and new market trends, plans, or approaches to compensation in our industry and the broader market environment. Our compensation committee does not time the grant of our equity awards with any favorable or unfavorable news released by us and the proximity of the grant of any awards to an earnings announcement or other market event is coincidental. Our compensation committee’s practice is to grant equity awards to our named executive officers during open trading periods under our insider trading policy.

Our compensation committee is authorized to retain the services of one or more executive compensation consultants, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In 2022, the compensation committee continued to use Compensia Inc., a national compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Compensia to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, advise on trends in executive compensation, provide survey data, and advise on design of compensation plans, as well as to assess each separate element of compensation. The compensation committee may replace Compensia or hire additional advisors at any time.

Based on the consideration of the various factors as set forth in the rules of the SEC and the listing standards of The Nasdaq Stock Market, the compensation committee has determined that its relationship with Compensia and the work of Compensia on behalf of the compensation committee has not raised any conflict of interest.

Considerations in Setting Executive Compensation

Our compensation committee is responsible for making final decisions on compensation for our executive officers. In setting executive officer base salaries, bonuses, and long term incentive awards, our compensation committee considers: compensation for comparable positions in the market, the historical compensation levels of our executive officers, the Chief Executive Officer’s recommendations regarding individual performance, impact and scope of role as compared to our expectations and objectives and expected contributions to future results, recommendations of its compensation consultant, feedback from our stockholders, our desire to motivate our executive officers to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us.

The compensation committee has not established any formal policies or guidelines for allocating compensation between short and long-term incentive compensation, or between cash and non-cash compensation; however, in general the compensation committee emphasizes equity compensation over cash compensation to promote long-term strategy, growth, and alignment with stockholders. In determining the amount and mix of compensation elements and whether each element provides the correct incentives and rewards for performance consistent with our short and long-term goals and objectives, the compensation committee relies on its judgment about each individual rather than adopting a formulaic approach to compensatory decisions. The compensation committee does not target a specific competitive position.

The compensation committee continued to retain Compensia in 2022 to prepare market data and analysis regarding executive compensation. To learn more about overall market conditions, the compensation committee reviewed the market data and analysis compiled by Compensia in September 2021 regarding a peer group of companies which are companies that (i) we generally compete with for executive talent, (ii) have an established business, market presence, and complexity similar to us, and (iii) are generally of similar size to us as measured by revenue and market capitalization. Our peer group for making compensation decisions in December 2021 and February 2022 consisted of the following companies:

• ACM Research, Inc.	• AeroVironment, Inc.	• Ambarella, Inc.

• CEVA, Inc.	• Cirrus Logic, Inc.	• Impinj, Inc.

• Lattice Semiconductor Corporation	• MaxLinear Inc.	• nLight, Inc.

• Onto Innovation Inc.	• Power Integrations, Inc.	• Rambus Inc.

• Stem, Inc.	• Universal Display Corporation	• Velodyne Lidar, Inc.

• Vicor Corporation	• Xperi Holding Corporation

Our Board and the compensation committee value the opinions of our stockholders. The views expressed by our stockholders, whether through the annual stockholder advisory say-on-pay vote or as part of stockholder engagement, are important to management and the Board and, accordingly, the Board and the compensation committee consider the results of the annual stockholder advisory say-on-pay vote and stockholder feedback in making determinations regarding named executive officer compensation.

Compensation Components

In October, November, and December 2021 and January and February 2022, the compensation committee reviewed executive officer compensation for 2022, including the analysis provided by Compensia that included compensation data for similar executives at our peer group companies. The compensation committee’s primary objective was to create a multi-faceted compensation program using a combination of instruments to motivate the executive officers to achieve and exceed financial and strategic objectives, incentivize long-term performance and sustained growth, align the interests of the executive officers with stockholder interests, and retain the executive officers. The primary components of our executive officer compensation program are base salary, annual bonus, and equity awards.

Base Salaries

Base salaries are reviewed by our compensation committee and adjusted from time to time to realign salaries with market levels after considering individual responsibilities, performance, experience, expertise, internal pay equity, our compensation budget, overall compensation of the executive officer, and cost of living adjustments, as appropriate.

For the year ended December 31, 2022, the annual base salaries for each of Messrs. Vashist, Chadwick, Bonnot, and Sevalia and Dr. Assaderaghi were $650,000, $330,000, $316,250, $330,000, and $330,000, respectively. In connection with evaluating executive officer compensation for 2022, in December 2021 the compensation committee approved a 10.8% increase to Mr. Vashist’s salary for 2022 to $650,000 as a result of his performance in 2021 and a review of Chief Executive Officer salary and total pay levels at peer companies. The compensation committee did not change the salaries for the other named executive officers for 2022.

Annual Bonuses

In August 2020, the compensation committee adopted the Executive Bonus and Retention Plan (the “Bonus Plan”) to attract, motivate, and retain our executives and to align the executives’ performance with corporate goals. The compensation committee establishes the participants, performance period, target bonus amounts, performance goals, weighting, minimum and maximum amounts, and form of payment. The compensation committee has historically done this twice per year, once for the first half and once for the second half of the year.

For first half and second half of 2022, the compensation committee based each named executive officer’s bonus under the Bonus Plan on our achievement of revenue calculated according to accounting principles generally accepted in the United States (“GAAP”) performance goals, non-GAAP operating income performance goals, as well as on individual business and culture performance goals for each named executive officer, with the weighting of each metric set forth in the table below for each period:

	First Half 2022		Second Half 2022		Payout Percentage of Target for Each Half 2022
	Goal	Weighting	Goal	Weighting	Threshold (80% achievement)	Target (100% achievement)	Maximum (120% achievement)
GAAP Revenue	$155.0 million	25%	$161.38 million	25%	50%	100%	150%
Non-GAAP operating income	$41.0 million	25%	$48.41 million	25%	50%	100%	150%
Individual business goals	*	30%	*	30%	50%	100%	150%
Individual cultural goals	*	20%	*	20%	50%	100%	150%

* The individual business and cultural performance goals are discussed below.

The compensation committee used GAAP revenue and non-GAAP operating income performance goals for the 2022 bonus program because these are considered key measures of our financial success both internally and by our stockholders, and therefore align payouts with our financial success and creation of long-term value for our stockholders. Non-GAAP operating income was measured as operating income adjusted to exclude the effect of stock-based compensation and related payroll taxes in 2022. The compensation committee excluded these items because the compensation committee reasoned that these items were not indicative of operating performance. The individual performance goals required outstanding performance and encouraged accountability by rewarding achievement of goals specific to the named executive officer’s, or their business group’s, contributions to our business and strategic goals. We believe that our company culture, which promotes innovation, open communication, and teamwork, has been critical to our success. Therefore, the compensation committee included cultural performance goals in the bonus program for 2022 to further incentivize our named executive officers to continue to develop and grow our company culture.

The individual business and cultural goals for our executive officers generally related to the broader corporate and cultural goals within the following categories:

•
Operational excellence: this category consisted of goals related to product development plans, building teams in new locations, responding to Russia’s invasion of Ukraine where we have an office, improving internal systems and processes, and improving engagement with customers.
•
Strategic initiatives and performance: this category consisted of goals related to strategic planning, brand development, funnel and sales growth in certain segments, and building training programs.
•
Leadership: this category consisted of goals related to leadership development, building and systematizing company culture, and managing our relationship with our stockholders.

For each executive officer, our Chief Executive Officer, in consultation with the individual, set the individual business and cultural performance goals. These goals were then submitted to the compensation committee. At the end of each performance period, each executive officer prepared a self-assessment of his or her level of achievement of each individual performance goal and our Chief Executive Officer then reviewed with such executive officer his or her performance and determined his or her level of achievement for each individual performance goal. Based on our Chief Executive Officer’s determination of the level of achievement, he then recommended to the compensation committee the level of achievement for each executive officer. After reviewing our Chief Executive Officer’s assessment and recommendation, the compensation committee determined and approved the achievement level and payout for each executive officer. For our Chief Executive Officer, the compensation committee, in consultation with him, determined each of his individual business and cultural performance goals. After the end of each performance period, our Chief Executive Officer prepared a self-assessment of his level of achievement of each goal and submitted this self-assessment to the compensation committee. After reviewing the self-assessment and making its own evaluation of our Chief Executive Officer’s performance, the compensation committee determined the final achievement level and payout.

Bonuses in 2022 were calculated based on actual achievement of the performance goals as a percentage multiplied by the target bonus amounts. For 2022, no bonus would be paid for a performance goal for achievement of less than 80% of that performance goal and the maximum amount to be paid would be 150% of the target bonus amount for 120% or higher achievement of the performance goal. The payout amount between 80% achievement (50% payout) and 120% achievement (150% payout) for each performance goal would increase linearly. The compensation committee determined that any bonuses to be paid in 2022 would be paid in RSUs in order to enhance retention of our named executive officers and further align the interests of our named executive officers with our stockholders. For each of the first half and second half of 2022, the target bonus amount for Mr. Vashist was 50% of his base salary and for the other named executive officers was 25% of their base salary.

Based on our and each individual’s achievement of the relevant performance goals under the Bonus Plan, our compensation committee determined the achievement levels and payouts in August 2022 for the bonuses for the first half of 2022 and in February 2023 for the bonuses for the second half of 2022, and in each case granted RSUs in payment of the bonuses. The number of RSUs granted were calculated based on the average closing stock price for our common stock in the 20 trading days prior to grant. For the RSUs for the bonuses for the first half of 2022, 50% of the shares subject to the RSU vested on August 20, 2022 and the other 50% of the shares subject to the RSU vested on February 20, 2023. For the RSUs for the bonuses for the second half of 2022, 50% of the shares subject to the RSU vested on February 20, 2023 and the other 50% of the shares will vest on August 20, 2023 to further strengthen our longer-term retention and stockholder alignment objectives. For the first half of 2022 we achieved 97% and 112% of our GAAP revenue and non-GAAP operating income performance goals, respectively. For the second half of 2022 we achieved 83% and 62% of our GAAP revenue and non-GAAP operating income performance goals, respectively. The target semi-annual bonus amounts, achievement levels, and payout amounts for 2022 for our named executive officers were as follows:

	First Half 2022
Name	Revenue Goal Achievement	Non-GAAP Operating Income Achievement	Individual Goal Achievement	Total Payout Percentage of Target	Target Payout	Actual Payout
Rajesh Vashist	97%	112%	120%	130%	$325,000	$424,043
Arthur D. Chadwick	97%	112%	120%	130%	$82,500	$107,642
Fariborz Assaderaghi	97%	112%	120%	130%	$82,500	$107,642
Lionel Bonnot	97%	112%	120%	130%	$79,063	$103,157
Piyush Sevalia	97%	112%	120%	130%	$82,500	$107,642

	Second Half 2022
Name	Revenue Goal Achievement	Non-GAAP Operating Income Achievement	Individual Goal Achievement	Total Payout Percentage of Target	Target Payout	Actual Payout
Rajesh Vashist	83%	62%	120%	89%	$325,000	$290,460
Arthur D. Chadwick	83%	62%	72%	59%	$82,500	$48,982
Fariborz Assaderaghi	83%	62%	120%	89%	$82,500	$73,732
Lionel Bonnot	83%	62%	60%	44%	$79,063	$35,082
Piyush Sevalia	83%	62%	120%	89%	$82,500	$73,732

Mr. Bonnot’s role and responsibilities as our Executive Vice President, Worldwide Sales and Business Development are focused on our sales and revenue, therefore Mr. Bonnot participates along with members of our sales team in our Sales Incentive Plan (the “Sales Incentive Plan”). Under the terms of the Sales Incentive Plan, in 2022 Mr. Bonnot was eligible for payments upon the achievement of a GAAP revenue target of $365.0 million (80% of the target opportunity) and a sales funnel target (20% of the target opportunity). Mr. Bonnot’s annual target opportunity for the Sales Incentive Plan for 2022 was $100,000, subject to a multiplier for achievement in excess of the revenue target, with a maximum possible aggregate payout to Mr. Bonnot under the Sales Incentive Plan for 2022 of $1,500,000. Under the Sales Incentive Plan in 2022 performance achievement and payouts were assessed and paid quarterly. For 2022, Mr. Bonnot earned an aggregate of $81,264 under the Sales Incentive Plan.

Long Term Incentives

We believe that equity compensation is essential to align our named executive officers’ incentives with stockholder value creation and we emphasize equity compensation over cash compensation. Therefore, more than 80% of the total 2022 compensation for our named executive officers is composed of equity awards, the value of which is significantly impacted by both our financial performance and stock price performance, which aligns with stockholder interests.

In December 2021 the compensation committee granted RSUs, and in December 2021 and February 2022, for the first time, the compensation committee granted PRSUs to the named executive officers to align equity compensation with performance. RSUs and PRSUs serve as meaningful retention tools even in periods of volatile stock prices, which we believe is necessary to retain our named executive officers and to be competitive with compensation packages offered by comparable companies.

Our compensation committee does not apply a formula in allocating equity compensation to named executive officers as a group or to any particular named executive officer. Instead, our compensation committee exercises its judgment and discretion and considers, among other things, the factors discussed above in “Considerations in Setting Executive Compensation” as well as the cash compensation received by the named executive officer. Our compensation committee also considers each named executive officer’s unvested equity compensation, as we believe the vesting of equity over time is important to the future performance and retention of our named executive officers.

In November 2019, our Board approved the grant of RSUs to our named executive officers, including Messrs. Vashist, Chadwick, Bonnot, and Sevalia. However, the compensation committee had not adopted an annual equity program for the named executive officers following the November 2019 grants. Therefore, as equity compensation for the named executive officers for 2021 and 2022 the compensation committee, (a) in December 2021 approved a mix of (i) RSUs, and (ii) PRSUs which could only be earned contingent upon achievement of rigorous revenue growth in 2022 (the “2021 PRSUs”), and (b) in February 2022 approved multi-year PRSUs which can only be earned contingent upon the achievement of rigorous stock price targets (the “2022 PRSUs”).

The table below includes the number of shares subject to the RSUs, 2021 PRSUs, and the 2022 PRSUs granted to our named executive officers.

Name	RSUs	2021 PRSUs (1)	2022 PRSUs (2)
Rajesh Vashist	18,101	18,101	95,772
Arthur D. Chadwick	4,914	4,914	25,992
Fariborz Assaderaghi	5,431	5,431	28,732
Lionel Bonnot	5,431	5,431	28,732
Piyush Sevalia	5,431	5,431	28,732

(1)
This is the target number of shares subject to each 2021 PRSU.
(2)
This is the maximum number of shares subject to each 2022 PRSU.

Total 2021 and 2022 Equity Incentive Awards to Named Executive Officers
14%
86%
Time- Based RSUs
Performance-Based RSUs

The RSUs granted in December 2021 vest quarterly over four years, beginning February 20, 2022, subject to continued service by the named executive officer through each vest date.

The compensation committee believes that PRSUs, with rigorous revenue growth and stock price targets, directly align named executive officer compensation with our performance and with stockholder interests.

The compensation committee believes that revenue growth is a key driver of short- and long-term value creation for our stockholders and therefore PRSUs with rigorous revenue growth targets further link executive compensation with the interests of stockholders. In addition, using GAAP revenue growth targets for the 2021 PRSUs helps to simplify the plan design and provide greater clarity to participants and stockholders.

2021 PRSUs with 2022 Revenue Goal

The 2021 PRSUs had a target GAAP revenue goal of $365.0 million for our fiscal 2022, which required 67% year over year revenue growth compared to our fiscal 2021. The 2021 PRSUs could only be earned upon our achievement of GAAP revenue of at least $328.5 million for 2022, for 50% of the target 2021 PRSU shares, and included a maximum achievement amount of 200% of the target 2021 PRSU shares upon GAAP revenue of $438.0 million or more for 2022. In setting the threshold, target, and maximum revenue targets for the 2021 PRSUs the compensation committee considered our annual operating plan for fiscal year 2022 as well as performance scaling at our peers and other comparable companies in our industry at the time, and set the revenue target to promote strong growth and increased market share considering expected industry trends. If earned, and upon certification of achievement by the compensation committee, 25% of the certified shares subject to the 2021 PRSU would have vested on the quarterly vest date following the certification and the remaining certified shares would have vested in equal installments quarterly over the following 12 quarters, subject to continued service on each vesting date by the named executive officer. The vesting period was intended to strengthen our long-term retention objectives and ensure that our named executive officers remain accountable for our longer-term stock price performance.

The 2022 GAAP revenue performance goals for the 2021 PRSU were not achieved and as a result the 2021 PRSUs were forfeited.

Named Executive Officer	Threshold 2021 PRSU Shares (50% of Target)	Threshold 2022 GAAP Revenue Goal (in millions)	Actual 2022 GAAP Revenue (in millions)	Actual Achievement of 2022 GAAP Revenue Goal	Actual Number of PRSU Shares Earned
Rajesh Vashist	9,050	$328.5	$283.6	—%	—
Arthur D. Chadwick	2,457	$328.5	$283.6	—%	—
Fariborz Assaderaghi	2,715	$328.5	$283.6	—%	—
Lionel Bonnot	2,715	$328.5	$283.6	—%	—
Piyush Sevalia	2,715	$328.5	$283.6	—%	—

2022 PRSUs with Stock Price Goals

The compensation committee believes that aggressive stock price growth reflects significant value creation for our stockholders and therefore PRSUs with aggressive stock price targets further aligns our named executive officers’ interests with those of our stockholders over the long term. To incentivize and motivate the named executive officers, the compensation committee intended that the 2022 PRSUs stock price targets be very challenging to achieve. In approving the 2022 PRSUs, the compensation committee intended that the 2022 PRSUs would be unique as an incentive award based on achieving various rigorous stock price targets over a multi-year period and would, if achieved, act in part as a “catch-up” to make up for not having an annual equity program in the years following the initial public offering in November 2019. The compensation committee also recognized, among other things, the unique blend of leadership, experience, and knowledge that each named executive officer brings and their expected contributions to drive long-term value for us and our stockholders. The compensation committee believes that our named executive officers are a key factor to our ongoing success, and that a long-term program like the 2022 PRSUs will motivate our named executive officers to achieve our growth potential which is in the interests of all stockholders.

The 2022 PRSUs are divided into four equal tranches that can only be earned based on our achievement of four different rigorous and increasing stock price targets which are measured based on the 60-trading day trailing average per share closing price of our common stock on the Nasdaq Global Market during the performance periods, and continued service through each vest date, as follows:

Tranche	Percent of 2022 PRSU shares	Per Share Stock Price Target	Per Share Price Growth (1)	Assumed Market Capitalization Based on Price Target, in millions (2)
1	25%	$390	50%	$8,561
2	25%	$520	100%	$11,415
3	25%	$650	150%	$14,269
4	25%	$780	200%	$17,122

(1)
Based on $260.00 which was the 60-trading day trailing average per share closing price of our common stock on the Nasdaq Global Market prior to grant of the 2022 PRSUs.
(2)
Assumes 21,951,808 shares outstanding based on shares outstanding as of March 31, 2023.

The performance period for the 2022 PRSUs is five years from the date of grant for tranches 1 and 2, and six years from the date of grant for tranches 3 and 4. If earned, the applicable shares subject to the 2022 PRSUs would vest on the quarterly vest date following achievement of the applicable stock price target, subject to each individual’s continued service on the vesting date; however the maximum percent of aggregate shares subject to the 2022 PRSU that may vest, if earned, is limited to: 10% in year 1, 20% in year 2, 20% in year 3, 25% in year 4, and 25% in year 5 to strengthen retention and ensure that our named executive officers have ongoing accountability for sustained longer-term stock price performance.

If a tranche of the 2022 PRSU is not achieved during the applicable performance period, none of the shares for that tranche will vest and they will be forfeited.

The chart below sets forth the maximum number of 2022 PRSU shares, the grant date fair value of the 2022 PRSUs as reported in the Summary Compensation Table of this proxy statement, the 2022 PRSU shares actually earned in 2022, and the realizable value of the 2022 PRSUs as of fiscal year end 2022. For the chart below, the realizable value for the 2022 PRSUs is zero because no shares were earned in 2022.

Named Executive Officer	Maximum 2022 PRSU Shares	Grant Date Fair Value of Maximum 2022 PRSU Shares	2022 PRSU Shares Actually Earned in 2022	Realizable Value of 2022 PRSU Shares at December 31, 2022
Rajesh Vashist	95,772	$8,407,824	—	$—
Arthur D. Chadwick	25,992	$2,281,838	—	$—
Fariborz Assaderaghi	28,732	$2,522,383	—	$—
Lionel Bonnot	28,732	$2,522,383	—	$—
Piyush Sevalia	28,732	$2,522,383	—	$—

Perquisites and Other Personal Benefits

In 2022, in connection with his temporary relocation to the Netherlands we provided Mr. Vashist with $24,974, $60,000 and $18,267 for cost-of-living allowance, lease payments, and spousal travel, respectively. No other named executive officers received any perquisites or personal benefits that were not available to all our employees on the same terms and conditions in 2022.

2023 Compensation

As discussed above in “2022 Say-on-Pay Vote, Stockholder Outreach, and Compensation Changes Implemented,” after considering the results of our 2022 say-on-pay vote and feedback received from our stockholders in the spring and the fall of 2022, as well as the compensation committee’s efforts to continue to align executive pay and company performance, the compensation committee modified some components of our named executive officer compensation for 2023.

In February 2023, in response to stockholder feedback, the compensation committee revised the performance period under the Bonus Plan for the executive officers for 2023 to be an annual performance period. For 2023 the compensation committee did not change the target bonus amounts for our named executive officers and approved performance goals based on our achievement of GAAP revenue goals and non-GAAP operating income goals, as well as individual business goals. However, for 2023, the compensation committee changed the weighting of the performance goals by increasing the GAAP revenue goal from 25% to 35%, increasing the non-GAAP operating income goal from 25% to 35%, and reducing the individual performance goals from 50% to 30%. The individual performance goals are also now based solely on individual business goals without a component tied to cultural performance goals. As a result, 70% of the bonus opportunity for each named executive officer pursuant to the Bonus Plan for 2023 is dependent on objective and rigorous, pre-determined performance goals for key annual operating metrics.

The compensation committee used GAAP revenue and non-GAAP operating income performance goals for the Bonus Plan again for 2023 because these are considered key measures of our financial success both internally and by our stockholders, and therefore continue to align payouts with our financial success and creation of long-term value for our stockholders. Non-GAAP operating income will be measured as operating income adjusted to exclude the effect of stock-based compensation in 2023. The individual performance goals for 2023 will require outstanding performance by our named executive officers and encourage accountability by rewarding achievement of goals specific to the named executive officer’s, or their business group’s, contributions to our business and strategic goals for 2023.

The compensation committee determined that any bonuses to be paid pursuant to the Bonus Plan for 2023 would be paid in RSUs in order to enhance retention of our named executive officers and further align the interests of our named executive officers with our stockholders.

Our compensation committee continues to believe that equity compensation is essential to align our named executive officers’ incentives with stockholder value creation and therefore allocated a substantial portion of total 2023 compensation for our named executive officers as equity awards, the value of which is significantly impacted by both our financial performance and stock price performance.

After considering the factors discussed above in “Considerations in Setting Executive Compensation” as we continue to ensure alignment between executive pay and company performance and the stockholder feedback received in 2022, in February 2023 the compensation committee approved a mix of (i) RSUs, (ii) PRSUs which could only be earned contingent upon achievement of a 2023 revenue performance goal (“2023 Revenue PRSUs”), and (iii) PRSUs which could only be earned contingent upon achievement of a relative total stockholder return (“TSR”) over a two year period as compared to the Philadelphia Semiconductor Index (“2023 TSR PRSUs”).

The compensation committee believes that PRSUs with revenue and relative TSR performance goals align named executive officer compensation with our performance and with stockholder interests. In an effort to further align our Chief Executive Officer’s compensation with our performance, 60% of the equity awards approved by the compensation committee in February 2023 for Mr. Vashist are PRSUs.

The table below shows the number of RSUs, 2023 Revenue PRSUs, and 2023 TSR PRSUs granted in February 2023 to each named executive officer.

Named Executive Officer	2023 RSU	Target 2023 Revenue PRSU Shares	Target 2023 TSR PRSU Shares
Rajesh Vashist	29,323	21,992	21,992
Arthur D. Chadwick	7,738	3,869	3,869
Fariborz Assaderaghi	8,552	4,276	4,276
Lionel Bonnot	8,552	4,276	4,276
Piyush Sevalia	8,552	4,276	4,276

The 2023 Revenue PRSU has a one-year performance period, and if achieved, a total vesting period of three years from grant. The number of 2023 Revenue PRSUs that may be earned ranges from 0-200% of the target amount. Our compensation committee considered that some stockholders expressed a preference for a longer performance period for our PRSUs, however, our compensation committee believes that the one-year performance period for the 2023 Revenue PRSU is appropriate considering our tenure as a public company, the difficulty of forecasting revenue in an industry experiencing constant and disruptive change, and after consultation with Compensia, is consistent with the practices of many of our peers and broader public technology companies. The compensation committee also considered that some stockholders expressed a preference for differentiated performance metrics in our bonus plan and the PRSUs. The compensation committee believes that revenue growth is a key metric that we and our stockholders use to measure our performance, as well as a driver of short- and long-term value creation for our stockholders, and therefore the bonus plan and the PRSUs with revenue targets further link executive compensation with the interests of stockholders. In approving the performance goals for 2023 for the Bonus Plan and the 2023 Revenue PRSU, the compensation committee also considered that the revenue performance goal in the Bonus Plan is only 35% of the total bonus opportunity for 2023 and only 25% of the target equity awards for 2023.

In designing and approving the 2023 TSR PRSU the compensation committee considered the stockholder feedback we received in 2022 indicating a preference for relative TSR PRSUs. The committee selected the Philadelphia Semiconductor Index because it represents our industry peers. The compensation committee also believes that with a two-year performance period the 2023 TSR PRSUs align with long-term value creation relative to our peers. If achieved, the 2023 TSR PRSUs have a total vesting period of three years from grant, further strengthening our long-term retention objectives and ensuring that our named executive officers remain accountable for our longer-term stock price performance.

The 2023 TSR PRSUs require above-median performance at the 55th percentile relative to the Philadelphia Semiconductor Index to earn the target payout, and the number of shares subject to the 2023 TSR PRSUs that may vest ranges from 0-200% of the target amount. The 2023 TSR PRSUs also provide that the payout is capped at the target amount if our total stockholder return over the performance period is negative.

The compensation committee, desiring to continue to emphasize equity compensation, determined not to increase base salaries for our named executive officers for 2023.

Compensation Policies and Practices as they Relate to the Registrant’s Risk Management

The compensation committee has reviewed our compensation policies and practices, in consultation with Compensia, to assess whether they encourage employees to take inappropriate risks. After conducting this review of compensation-related risk, the compensation committee has concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on us.

Other Compensation Practices

Stock ownership guidelines. We have established stock ownership guidelines in our Corporate Governance Guidelines for our executive officers and directors to better align our executive officers’ and directors’ interests with our stockholders’ interests by promoting share ownership. The ownership guidelines are based on a multiple of annual base salary or annual cash compensation. The required ownership levels under our stock ownership guidelines are as follows:

Position	Ownership Requirement
Chief Executive Officer	5x Annual Base Salary
Other Executive Officers	1x Annual Base Salary
Non-Employee Director	5x Annual General Board Retainer

For purposes of determining ownership under these guidelines we include shares of common stock actually owned and vested restricted stock units; however, unvested RSUs and PRSUs are not included. We only grant RSUs and PRSUs to our executive officers and therefore no stock options are included in determining ownership under these guidelines. Each executive officer and director has until the later of January 1, 2024 or four years from the date of appointment as an executive officer or board member to comply with these stock ownership guidelines.

Compensation Recoupment (“Clawback”) Policy. We maintain a Senior Executive Compensation Recoupment Policy for executive officers. Under this policy, if we are required to prepare an accounting restatement to correct an accounting error on an interim or annual financial statement included in a report on Form 10-Q or Form 10-K due to material noncompliance with any financial reporting requirement under the federal securities laws (a “Restatement”), and if our compensation committee concludes that any of our executive officers received a cash incentive award under our Executive Bonus and Retention Plan or settlement of any PRSUs that would not have been payable or settled if the original interim or annual financial statements had reflected the Restatement, then the compensation committee in its sole discretion may require the reimbursement of:

•
the incremental portion of the bonus the executive officer received in excess of the bonus that would have been paid based on the Restatement; and
•
the incremental shares of our common stock settled for any PRSUs in excess of the shares that would have been settled based on the Restatement, or the value of such incremental shares based on the settlement date fair market value to the extent the executive officer sells any incremental shares.

Prohibition against pledging and hedging. We prohibit our executive officers, directors, consultants and other insiders from pledging our stock and any type of hedging transaction involving our stock without prior written approval.

Health, Welfare and Retirement Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans and 401(k) plan (as described below), in each case on the same basis as all of our other employees. We currently do not contribute to a retirement plan on behalf of employees other than our 401(k) plan.

Nonqualified Deferred Compensation

None of our named executive officers participates in or has account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Pension Benefits

None of our named executive officers participate in, or otherwise receive any benefit under, any pension or retirement plan sponsored by us during 2022.

401(k) Plan

We sponsor a qualified retirement plan that is intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code (the “Code”) and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her salary deferral contributions is fully vested when contributed. We make discretionary matching contributions under the plan of 50% of each contribution up to $375 per paycheck, or $9,000 annually, per employee, including to our named executive officers.

Compensation Committee Report2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into SiTime’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Dr. Torsten G. Kreindl

Mr. Raman K. Chitkara

Ms. Katherine E. Schuelke

___________________________________________

[2] The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Securities and Exchange Commission and is not deemed to be incorporated by reference in any filing of SiTime under the Securities Act or the Exchange Act, other than SiTime’s Annual Report on Form 10 K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table for Fiscal 2022

The following table sets forth compensation for services rendered in all capacities to us for the years ended December 31, 2022, 2021, and 2020 for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Rajesh Vashist Chairman, President and Chief Executive Officer	2,022	650,000	—	8,407,824	714,503	112,478	9,884,805
	2,021	586,500	—	9,462,841	853,358	9,840	10,912,539
	2,020	586,500	—	1,716,359	421,377	9,840	2,734,076

Arthur Chadwick (4)
Executive Vice President, Chief Financial Officer	2,022	321,250	—	2,281,838	156,624	541	2,760,253

Fariborz Assaderaghi (4)
Executive Vice President, Engineering	2,022	330,000	—	2,522,383	181,374	9,763	3,043,520
	2,021	330,000	—	2,839,219	234,017	9,832	3,413,068
	2,020	16,289	—	12,843,523	—	—	12,859,812

Lionel Bonnot (4) Executive Vice President, Worldwide Sales and Business Development	2,022	316,250	—	2,522,383	219,503	9,664	3,067,800
	2,021	316,250	200,000	2,839,219	627,142	9,797	3,992,408

Piyush Sevalia (4) Executive Vice President, Marketing	2,022	330,000	—	2,522,383	181,374	9,832	3,043,589
	2,021	330,000	—	2,839,219	240,204	9,832	3,419,255

(1)
Represents the aggregate grant date fair value of RSUs and 2021 PRSUs granted to the named executive officer, computed in accordance with FASB ASC Topic 718. For the 2021 PRSUs, the grant date fair value was calculated based on the probable outcome of the performance conditions and target number of shares, determined at the grant date. The amounts reported exclude the effect of estimated forfeitures. See Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. The fair value for the maximum number of shares available for the 2021 PRSUs was $9,462,841, $2,839,219, and $2,839,219 for Messrs. Vashist, Bonnot, and Sevalia, respectively and $2,839,219 for Dr. Assaderaghi. For 2022 represents the aggregate grant date fair value of 2022 PRSUs granted to the named executive officer, computed by multiplying (i) the maximum number of PRSUs granted to each named executive officer by (ii) the fair value per share as calculated by the use of a Monte-Carlo simulation model. See Note 9 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022. Excludes RSUs which were granted as annual bonuses pursuant to the Executive Bonus and Retention Plan, which amounts are set forth in the column titled “Non-equity Incentive Plan Compensation.”
(2)
The amounts in this column represent payments pursuant to the Executive Bonus and Retention Plan upon the achievement of corporate goals as well as individual objectives, which for 2020 were paid in January 2021, for 2021 were paid in August 2021 and February 2022, and for 2022 were paid in August 2022 and February 2023. The payments were made in RSUs, which were calculated based on the average closing stock price for our common stock in the 20 trading days prior to grant. For the January 2021, January 2022, and February 2023 grants, 50% of the shares subject to the RSUs vested on February 20 and the other 50% vested on August 20 of the applicable year. For the August 2021 and August 2022 grants 50% of the shares subject to the RSUs vested on August 20 of the applicable year and the other 50% vested February 20 of the following year. For Mr. Bonnot the amount also includes $400,000 in 2021 and $81,264 in 2022 in each case earned under the Sales Incentive Plan.
(3)
The amounts in this column include life insurance premiums paid by us for the benefit of the named executive officer and 401(k) matching contributions. The amount in this column for Mr. Vashist for 2022 also includes the following amounts in connection with his temporary assignment to our Netherlands location: cost of living allowance of $24,974, lease payments of $60,000, and spousal travel expenses of $18,267.
(4)
We were a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, until the end of 2021 and therefore took advantage of certain reduced public company reporting requirements for previous proxy statements, including scaled disclosure for executive compensation disclosure. Mr. Chadwick, who joined us in September 2019, was not a named executive officer in 2020 or 2021 and therefore the table does not include information for those years for him. Messrs. Bonnot and Sevalia, who joined us in February 2018 and April 2012, respectively, were not named executive officers for 2020 and therefore the table does not include information for 2020 for them.

The total compensation included in the Summary Compensation Table above includes the aggregate grant date fair value of PRSUs granted to the named executive officers regardless of whether any PRSUs vested in 2022. There is no assurance that the grant date fair values reported in the Summary Compensation Table for these equity awards will be reflective of their actual economic value or that comparable amounts will ever be realized by our named executive officers.

Grants of Plan-Based Awards in Fiscal 2022

The following table shows for the fiscal year ended December 31, 2022, certain information regarding grants of plan-based awards to the Named Executive Officers:

Name	Award Type	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Rajesh Vashist	PRSU	2/6/22				—	95,772	95,772	8,407,824
	1H Bonus Plan	2/6/22	162,500	325,000	487,500
	2H Bonus Plan	8/16/22	162,500	325,000	487,500

Arthur D. Chadwick	PRSU	2/6/22				—	25,992	25,992	2,281,838
	1H Bonus Plan	2/6/22	41,250	82,500	123,750
	2H Bonus Plan	8/16/22	41,250	82,500	123,750

Fariborz Assaderaghi	PRSU	2/6/22				—	28,732	28,732	2,522,383
	1H Bonus Plan	2/6/22	41,250	82,500	123,750
	2H Bonus Plan	8/16/22	41,250	82,500	123,750

Lionel Bonnot	PRSU	2/6/22				—	28,732	28,732	2,522,383
	1H Bonus Plan	2/6/22	39,531	79,063	118,595
	2H Bonus Plan	8/16/22	39,531	79,063	118,595
	Sales Incentive Plan (4)	8/16/22		100,000	1,500,000

Piyush Sevalia	PRSU	2/6/22				—	28,732	28,732	2,522,383
	1H Bonus Plan	2/6/22	41,250	82,500	123,750
	2H Bonus Plan	8/16/22	41,250	82,500	123,750

(1)
Represents estimated possible payouts for fiscal 2022 under the Executive Bonus and Retention Plan for the first half (1H) and second half (2H) of the year. Payment of bonuses under the Executive Bonus and Retention Plan is dependent upon meeting specified performance goals. A description of the performance goals associated with such bonuses is included in “Compensation Discussion and Analysis.” Upon achievement, payment is made in RSUs, which are calculated based on the average closing stock price for our common stock in the 20 trading days prior to grant. In August 2022, the compensation committee granted RSUs to Messrs. Vashist, Chadwick, Bonnot, and Sevalia and Dr. Assaderaghi for 2,555, 648, 621, 648, and 648 shares, respectively, as payment for achievement under the 1H Bonus Plan. In February 2023, the compensation committee granted RSUs to Messrs. Vashist, Chadwick, Bonnot, and Sevalia and Dr. Assaderaghi for 2,438, 412, 295, 619, and 619 shares, respectively, as payment for achievement under the 2H Bonus Plan.
(2)
Represents PRSUs granted in February 2022 under the 2019 Plan with four stock price-based milestones. Information related to these grants, including the stock price-based milestones and vesting schedules, is contained in “Compensation Discussion and Analysis.”
(3)
The value shown is based on the fair value as of the date of grant and was computed for the PRSUs by multiplying (i) the maximum number of restricted stock unit awards granted to each named executive officer by (ii) the fair value per share as calculated by the use of a Monte-Carlo simulation model.
(4)
Represents estimated possible payouts for fiscal 2022 under the Sales Incentive Plan for Mr. Bonnot. Payment under the Sales Incentive Plan is dependent upon meeting specified performance goals. A description of the performance milestones associated with such bonus is included in “Compensation Discussion and Analysis.”

The above table does not include RSUs granted on February 6, 2022 to Messrs. Vashist, Chadwick, Bonnot, and Sevalia and Dr. Assaderaghi for 2,007, 565, 505, 565, and 537 shares, respectively, as payouts for 2021 non-equity incentive plan achievement. These payouts had a grant date fair value of $387,432, $109,068, $97,486, $109,068, and $103,663, respectively.

Outstanding Equity Awards at December 31, 2022

The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2022, which consists solely of RSUs and PRSUs. We have not granted, and none of our named executive officers hold, any stock options. The market value of the shares in the table below is based on the closing price of our common stock, as reported on The NASDAQ Stock Market, of $101.62 per share on December 30, 2022.

	Stock Awards
Name	Number of Units of Stock That Have Not Vested(#)		Market Value of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)(1)
Rajesh Vashist	317,680	(2)	32,282,642
	11,610	(3)	1,179,809
	13,576	(4)	1,379,594
	1,277	(5)	129,769
				9,051	(6)	919,763
				23,943	(7)	2,433,088
Arthur D. Chadwick	26,490	(8)	2,691,914
	967	(9)	98,267
	3,685	(4)	374,470
	324	(5)	32,925
				2,457	(6)	249,681
				6,498	(7)	660,327
Fariborz Assaderaghi	73,262	(10)	7,444,885
	4,073	(4)	413,899
	324	(5)	32,925
				2,716	(6)	276,000
				7,183	(7)	729,937
Lionel Bonnot	56,480	(2)	5,739,498
	2,064	(3)	209,744
	4,073	(4)	413,899
	310	(5)	31,503
				2,716	(6)	276,000
				7,183	(7)	729,937
Piyush Sevalia	56,480	(2)	5,739,498
	2,064	(3)	209,744
	4,073	(4)	413,899
	324	(5)	32,925
				2,716	(6)	276,000
				7,183	(7)	729,937

(1)
This column represents the fair market value of the shares underlying the RSUs and threshold number of shares that could be earned under the 2021 PRSUs and 2022 PRSUs as of December 31, 2022, based on the closing price of our common stock, as reported on The NASDAQ Stock Market, of $101.62 per share on December 30, 2022.

(2)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 1/20 of the RSUs vesting in equal quarterly installments beginning on February 20, 2020 and on each of February 20, May 20, August 20, and November 20 thereafter, subject to continued service on each such vesting date.
(3)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 15% of the RSUs vesting on August 20, 2020 and 1/20 of the RSUs vesting in equal quarterly installments on each November 20, February 20, May 20, and August 20 thereafter, subject to continued service on each such vesting date.
(4)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 6.25% of the RSUs vesting in equal quarterly installments beginning on February 20, 2022 and on each of May 20, August 20, November 20, and February 20 thereafter, subject to continued service on each such vesting date.
(5)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 50% of the RSUs vesting on August 20, 2022 and the remaining 50% of the RSUs vesting on February 20, 2023, subject to continued service on each such vesting date.
(6)
These amounts represent the threshold number of shares that could be earned under the 2021 PRSUs. If earned and upon certification of the performance condition by the compensation committee, 25% of the certified number of shares of the PRSU will vest on the first quarterly vest date, and 6.25% of the certified number of shares of the PRSU will vest in equal quarterly installments on each February 20, May 20, August 20, and November 20 thereafter, subject to continued service on each such vesting date.
(7)
These amounts represent the threshold number of shares that could be earned under the 2022 PRSUs. If earned and upon certification of the performance condition by the compensation committee, all of the certified number of shares of the PRSU will vest on the first quarterly vest date, subject to continued service through such vesting date, and subject to the limitations discussed in “Compensation – Long Term Incentives.”
(8)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 25% of the RSUs vesting on August 20, 2020 and 1/16 of the RSUs vesting in equal quarterly installments on each November 20, February 20, May 20, and August 20 thereafter, subject to continued service on each such vesting date.
(9)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 25% of the RSUs vesting on August 20, 2020 and 1/16 of the RSUs vesting in equal quarterly installments on each November 20, February 20, May 20, and August 20 thereafter, subject to continued service on each such vesting date.
(10)
Represents the RSUs granted pursuant to our 2019 Stock Incentive Plan, with 20% of the RSUs vesting on November 20, 2021 and 1/20 of the RSUs vesting in equal quarterly installments on each of February 20, May 20, August 20, and November 20 thereafter, subject to continued service on each such vesting date.

Stock Vested in Fiscal 2022

The following table shows for the fiscal year ended December 31, 2022, certain information regarding stock vested during the last fiscal year with respect to the named executive officers:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Rajesh Vashist	174,144	26,686,014
Arthur D. Chadwick	39,203	6,009,712
Fariborz Assaderaghi	27,115	4,158,726
Lionel Bonnot	31,901	4,891,298
Piyush Sevalia	31,994	4,905,899

(1)
Value calculated by multiplying number of shares by the market value per share on the vesting date.

We do not currently maintain nonqualified defined contribution plans or other deferred compensation.

Agreements with Our Named Executive Officers and Potential Payments Upon Termination or Change of Control

Below are descriptions of our employment agreements and offer letter agreements with our named executive officers. The agreements generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Furthermore, each of our executive officers has executed a form of our standard proprietary information and inventions assignment agreement.

Agreement with Rajesh Vashist

On October 21, 2014, we entered into an employment agreement with Rajesh Vashist, our Chief Executive Officer, which superseded and replaced Mr. Vashist’s previous employment agreement. Under Mr. Vashist’s agreement, we agreed to pay Mr. Vashist an initial annual base salary of $425,000 and based on the assessment by our Board of Mr. Vashist’s performance and the attainment of annual company goals established by our Board in its sole discretion, and subject to Mr. Vashist’s employment through the payment date, an annual performance bonus of up to $300,000. In addition, under the employment agreement, as amended on June 14, 2016, Mr. Vashist agreed to provide advisory services of not more than 10 hours each month to MegaChips through June 30, 2020, regardless of his employment status with us.

On October 18, 2021, we entered into a letter agreement with Mr. Vashist in connection with his temporary assignment to our Netherlands office to support our international growth. For reasons related to COVID-19, Mr. Vashist’s temporary assignment was postponed to 2022 and no payments were made under this agreement in 2021. The letter agreement provides for cost-of-living allowance, car lease, housing accommodation, travel expenses, and other expense reimbursement in connection with the temporary assignment. On October 11, 2022, we extended Mr. Vashist’s temporary assignment through November 2023.

Agreement with Arthur Chadwick

On September 26, 2019, we entered into an offer letter with Arthur D. Chadwick, our Executive Vice President, Chief Financial Officer, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Chadwick was entitled to an initial annual base salary of $300,000, and eligible to receive an annual performance bonus of up to $100,000.

Agreement with Fariborz Assaderaghi

On November 16, 2020, we entered into an offer letter with Fariborz Assaderaghi, our Executive Vice President, Technology and Engineering, setting forth the initial terms of his employment. Pursuant to the agreement, Dr. Assaderaghi was entitled to an initial annual base salary of $330,000, and beginning on January 1, 2021, is eligible to participate in the Executive Bonus and Retention Plan with an annual performance target bonus of $165,000.

Agreement with Lionel Bonnot

On January 27, 2018, we entered into an offer letter with Lionel Bonnot, our Executive Vice President, Worldwide Sales and Business Development, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Bonnot was entitled to an initial annual base salary of $260,000, and eligible to participate in the bonus plan with an annual performance target bonus of up to $100,000.

Agreement with Piyush Sevalia

On October 20, 2014, we entered into an offer letter with Piyush Sevalia, our Executive Vice President, Marketing, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Sevalia was entitled to an initial annual base salary of $300,000, and eligible to participate in the bonus plan.

Potential Payments upon Termination or Change of Control

We believe that reasonable severance benefits for our named executive officers are important because it may be difficult for them to find comparable employment within a short period of time and because it allows for an orderly transition on termination of employment, which is in SiTime’s best interest. We also believe that it is important to protect our named executive officers in the event of a change of control transaction involving us, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.

Accordingly, on November 6, 2019, our Board and our sole stockholder, as of November 6, 2019, approved forms of change of control and severance agreements, which became effective prior to the closing of our initial public offering, for our Chief Executive Officer and for our other executive officers. These agreements generally provide for severance benefits upon a qualifying termination of employment and in connection with a change of control, as described below. Once effective, these agreements superseded all prior change of control and severance agreements between us and the executive officers.

Under Mr. Vashist’s form of change of control and severance agreement, in the event Mr. Vashist undergoes an Involuntary Termination (as defined in that agreement), he will be entitled to receive: (1) a lump sum equal to his annual base salary, plus his target bonus as in effect on the date of his termination, (2) reimbursement of COBRA premiums for up to one year following termination, and (3) acceleration of all his unvested equity awards. If Mr. Vashist remains employed with us through the close of a change of control, Mr. Vashist will be entitled to receive acceleration of all his unvested equity awards. If he undergoes an Involuntary Termination in connection with a change of control, he will become entitled to receive: (1) a lump sum equal to two times the sum of his annual base salary and target bonus as in effect on the date of termination, (2) reimbursement of COBRA premiums for up to 18 months following termination, and (3) acceleration of all his unvested equity awards, provided that these change of control severance benefits will be offset by any non-change of control severance benefits already paid. Further, in the event of Mr. Vashist’s death or disability, all of his unvested equity awards will accelerate. Mr. Vashist’s severance benefits are conditioned on his timely execution of an effective release of claims.

For purposes of the 2021 PRSU for Mr. Vashist, notwithstanding his change of control and severance agreement, no shares will accelerate in the event he undergoes an Involuntary Termination apart from a change of control. In the event a change of control occurs in 2022, and Mr. Vashist undergoes an Involuntary Termination or in the event of his death or disability in 2022, the maximum shares subject to the 2021 PRSU will accelerate. In the event a change of control occurs after 2022, the number of shares certified by the compensation committee for the 2021 PRSU, minus any shares that have already vested, will accelerate. The 2022 GAAP revenue performance goals for the 2021 PRSUs were not achieved and as a result the 2021 PRSUs were forfeited.

For purposes of the 2022 PRSUs for Mr. Vashist, in the event a change of control occurs during the performance period the performance goals for the 2022 PRSU will be recalculated and the compensation committee will then determine the number of shares subject to the 2022 PRSU that are eligible to vest based on the per share consideration in the change of control. In the event Mr. Vashist undergoes an Involuntary Termination apart from a change of control, only shares subject to the 2022 PRSU related to a performance goal already achieved but not yet vested may accelerate pursuant to his change of control and severance agreement. In event of a change of control during the performance period and Mr. Vashist undergoes an Involuntary Termination within the period of three months prior to 12 months following the change of control, the shares subject to the 2022 PRSU related to a performance goal already achieved but not yet vested will accelerate and the shares eligible to vest pursuant to recalculated performance goals will accelerate. Notwithstanding his change of control and severance agreement, for purposes of the 2022 PRSU no unvested shares accelerate upon (i) Mr. Vashist’s death or disability, and (ii) a change of control without an Involuntary Termination.

Under the form of change of control and severance agreement applicable to all other executive officers, in the event such an officer undergoes an Involuntary Termination (as defined in that agreement), that officer will be entitled to receive: (1) a lump sum equal to six months of that officer’s annual base salary as in effect on the date of termination; (2) reimbursement of COBRA premiums for up to six months following termination; and (3) acceleration of 12 months of unvested equity awards. If the executive officer undergoes an Involuntary Termination in connection with a change of control, that officer will become entitled to receive: (1) a lump sum equal to that officer’s annual base salary, plus their target bonus as in effect on the date of termination, (2) reimbursement of COBRA premiums for up to one year following termination, and (3) acceleration of all unvested equity awards, provided these change of control severance benefits will be offset by any non-change of control severance benefits already paid. All severance benefits are conditioned on the officer’s timely execution of an effective release of claims.

For purposes of the 2021 PRSU for Messrs. Chadwick, Bonnot, and Sevalia and Dr. Assaderaghi, notwithstanding their change of control and severance agreement, no shares will accelerate in the event he undergoes an Involuntary Termination apart from a change of control. In the event a change of control occurs in 2022 and they undergo an Involuntary Termination within the period of three months prior to 12 months following the change of control, the maximum shares subject to the 2021 PRSU will accelerate. In the event a change of control occurs after 2022 and they undergo an Involuntary Termination within the period of three months prior to 12 months following the change of control, the number of shares certified by the compensation committee for the 2021 PRSU, minus any shares that have already vested, will accelerate.

For purposes of the 2022 PRSUs for Messrs. Chadwick, Bonnot, and Sevalia and Dr. Assaderaghi, in the event a change of control occurs during the performance period the performance goals for the 2022 PRSU will be recalculated and the compensation committee will then determine the number of shares subject to the 2022 PRSU that are eligible to vest based on the per share consideration in the change of control. In the event Messrs. Chadwick, Bonnot, or Sevalia or Dr. Assaderaghi undergo an Involuntary Termination apart from a change of control, only shares subject to the 2022 PRSU related to a performance goal already achieved but not yet vested may accelerate pursuant to their change of control and severance agreement. In event of a change of control during the performance period and Messrs. Chadwick, Bonnot, or Sevalia or Dr. Assaderaghi undergoes an Involuntary Termination within the period of three months prior to 12 months following the change of control, the shares subject to the 2022 PRSU related to a performance goal already achieved but not yet vested will accelerate and the shares eligible to vest pursuant to recalculated performance goals will accelerate.

The following table provides information concerning the estimated payments and benefits that could be provided in the termination circumstances described above, assuming that the relevant termination took place on December 31, 2022.

Triggering Event	Salary ($)(1)	Bonus ($)(2)	Continuation of Health Insurance ($)	Accelerated Vesting of Stock Awards ($)(3)		Total ($)
Rajesh Vashist
Involuntary Termination	650,000	650,000	45,339	34,971,812		36,317,151
Change of Control	—	—	—	38,650,659		38,650,659
Change of Control and Involuntary Termination	1,300,000	1,300,000	68,007	38,650,659		41,318,666
Death/Disability	—	—	—	38,650,659	(4)	38,650,659

Arthur Chadwick
Involuntary Termination	165,000	—	22,524	3,946,820		4,134,344
Change of Control and Involuntary Termination	330,000	82,500	45,049	4,196,297		4,653,846

Fariborz Assaderaghi (5)
Involuntary Termination	165,000	—	21,090	3,756,282		3,942,372
Change of Control and Involuntary Termination	330,000	82,500	42,180	8,995,504		9,450,184

Lionel Bonnot (4)
Involuntary Termination	158,125	—	7,776	4,247,920		4,413,921
Change of Control and Involuntary Termination	316,250	79,063	15,552	7,498,438		7,909,303

Piyush Sevalia (4)
Involuntary Termination	165,000	—	8,263	4,249,342		4,422,605
Change of Control and Involuntary Termination	330,000	82,500	16,526	7,499,861		7,928,887

__________________________________________

(1)
Based on base salary on December 31, 2022.
(2)
Based on target bonus for the second half of 2022.
(3)
The amounts reported reflect the aggregate market value of the unvested shares of our common stock underlying restricted stock unit awards, based on the closing stock price of $101.62 per share for our common stock as reported on The NASDAQ Stock Market on December 30, 2022.
(4)
For purposes of the 2021 PRSU assumes a change of control has occurred in addition to death and disability and includes $3,678,848 as the aggregate market value of the maximum amount of shares subject to that award.

CEO Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC rule, we are reporting the relationship of total compensation of our Chief Executive Officer (“CEO”) to the total compensation of our median employee, referred to as “pay-ratio” disclosure, for the first time. For fiscal 2022, the median of the annual total compensation of all employees of SiTime (other than the CEO) was $134,559 and the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $9,884,805. Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (other than the CEO) was 74 to 1.

This pay ratio represents our reasonable estimate calculated in a manner consistent with SEC rules. The SEC rules and guidance provide significant flexibility in how companies identify the median employee and calculate pay ratio, and each company may use a different methodology and make different assumptions, exclusions, or reasonable estimates particular to that company. Therefore, our pay ratio disclosure may not be comparable to those reported by other companies, even companies within our industry.

To identify the median of the annual total compensation of all of our employees (other than the CEO), the methodology that we used was as follows:

•
We examined the compensation of all of our full-time, part-time, and temporary employees (other than our CEO) as of December 30, 2022. We did not include any independent contractors or “leased” workers, as permitted by SEC rules.
•
To identify our median employee, we utilized a consistently applied compensation measure consisting of base salary, target cash incentive bonus, and grant date fair value, calculated in accordance with ASC 718, of equity awards granted, in each case from January 1 to December 30, 2022.

•
We annualized the base salary and target cash incentive bonus for employees who were employed for less than the full fiscal year.
•
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars. We did not make any cost-of-living adjustments for employees outside of the United States.

After applying the methodology described above, we determined the identity of our median employee for fiscal 2022 and then calculated that employee’s annual total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K.

Non-Employee Director Compensation

We have adopted an independent director compensation policy, pursuant to which our non-employee directors will be eligible to receive cash and equity compensation for service on our Board and committees of our Board. We have reimbursed and will continue to reimburse all our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.

For 2022 our independent director compensation policy provided that non-employee directors receive a $40,000 annual retainer, with an additional $20,000 annual retainer for the lead independent director, as well as the following additional retainers for committee services:

Committee	Chair	Member
Audit Committee	$20,000	$8,000
Compensation Committee	10,000	5,000
Nominating and Corporate Governance Committee	10,000	5,000

Our independent director compensation policy provides that each non-employee director who joins our Board will receive equity compensation in the form of an RSU on the date of his or her election to the Board with a grant date value of $250,000, based on the average closing price of our common stock for the 20 trading days ending on the day prior to the grant date. One third of such RSUs will vest annually on the February 20, May 20, August 20, or November 20 falling in the anniversary quarter of the date of grant, subject to the non-employee director’s continuous service with us on each applicable vesting date. For our non-employee directors who have served on the Board for at least six months and will continue to serve on the Board after the annual meeting of stockholders, in 2022 our independent director compensation policy provided that such directors would receive annual equity compensation in the form of an RSU on the first business day following each of our regular annual stockholder meetings with a grant date value of $175,000, based on the average closing price of our common stock for the 20 trading days ending on the day prior to the grant date. Such RSUs will vest (i) on the February 20, May 20, August 20 or November 20 falling in the one year anniversary quarter of the annual stockholder meeting or (ii) if the next year’s annual stockholder meeting date occurs prior to such vesting date and a director’s service will not continue following the annual meeting of stockholders, then on the day prior to the annual meeting of stockholders, in each case subject to the non-employee director’s continuous service with us on the applicable vesting date. In the event of a change in control (as defined in our 2019 Stock Incentive Plan), any unvested shares subject to RSUs issued pursuant to our independent director compensation policy will fully vest, subject to the non-employee director’s continuous service with us on the effective date of the change in control.

The nominating and corporate governance committee, which is composed solely of independent directors, has the primary responsibility for reviewing and considering any revisions to our independent director compensation policy. In January and March 2023, the nominating and corporate governance committee undertook a review of the type and form of compensation paid to our non-employee directors in connection with their service on the Board and its committees. The nominating and corporate governance committee considered the results of an independent analysis completed by Compensia. As part of this analysis, Compensia reviewed non-employee director compensation trends and data from companies comprising the same compensation peer group used by the compensation committee in connection with its review of executive compensation. Following this compensation review process and in light of our desire to retain our Board members, attract potential new directors, and provide competitive consideration for the directors’ services, in April 2023 the Board, upon recommendation of the nominating and corporate governance committee, amended our independent director compensation policy. The Board approved the following changes to our independent director compensation policy beginning in 2023: increase the annual retainer for the compensation committee chair and the nominating and corporate governance committee chair to $20,000 per year; increase the annual retainer for compensation committee members and nominating and corporate governance committee members, in each case other than the chairperson, to $8,000 per year; and increase the grant date value of the annual equity compensation RSU for directors to $250,000 per year.

Our independent director compensation policy, as amended in April 2023, provides that the foregoing cash compensation and equity compensation (based on the grant date fair value of the equity compensation) of non-employee directors together cannot exceed in the aggregate $600,000 per calendar year (or $850,000 per calendar year for the first calendar year that a non-employee director serves on the Board).

2022 Director Compensation

The following table sets forth the compensation paid to our non-employee directors or accrued by us in 2022, pursuant to the independent director compensation policy described above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		All Other Compensation ($)		Total ($)
Raman K. Chitkara	85,000	203,622				288,622
Edward H. Frank	53,000	203,622				256,622
Christine A. Heckart	45,000	203,622				248,622
Torsten G. Kreindl	58,000	203,622				261,622
Katherine E. Schuelke	55,000	203,622				258,622
Akira Takata	40,000	261,534	(2)	60,180	(2)	361,714
Tom D. Yiu	40,000	203,622				243,622

(1)
The valuation of stock awards is calculated using the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718. See Note 9 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022 for the assumptions used in such valuation. All of our non-employee directors received only one equity grant in 2022 with a grant date fair value of $203,622, other than Mr. Takata who received an additional equity grant with a grant date fair value of $57,912 in connection with his consulting agreement with us.
(2)
This includes consulting fees in 2022 of $60,180 and the grant date fair value of $57,912 for a grant of an RSU for 300 shares pursuant to a consulting agreement with Mr. Takata.

The following table provides information regarding the aggregate number of unvested shares subject to outstanding equity awards, all of which were RSUs, held by non-employee directors as of December 31, 2022.

Name	Number of Shares of Stock Subject to RSUs that Have Not Vested
Raman K. Chitkara	910
Edward H. Frank	910
Christine Heckart	2,572
Torsten G. Kreindl	910
Katherine E. Schuelke	910
Akira Takata	910
Tom D. Yiu	910

Directors who are also our employees receive no additional compensation for their service as directors. During the year ended December 31, 2022, Mr. Vashist was our only employee director. See the section titled “Executive Compensation” for additional information about Mr. Vashist’s compensation.

Pay Versus Performance3

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of SiTime. For further information concerning our pay-for-performance and how we align executive compensation with our performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3)	Average Compensation Actually Paid to non-PEO Named Executive Officers ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income (Loss) (in millions) ($)(7)	Revenue (in millions) ($)(8)
2022	9,884,805	(88,712,800)	2,978,791	(18,462,948)	398.5	136.9	23.3	283.6
2021	10,912,539	113,390,769	3,705,832	22,202,889	1,147.2	213.4	32.3	218.8
2020	2,734,076	63,858,083	8,640,266	13,202,545	438.9	151.1	(9.4)	116.2

1.
The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Vashist (our Chief Executive Officer, and therefore our Principal Executive Officer (PEO)) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation –Summary Compensation Table.”
2.
The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Vashist, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Vashist during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Vashist’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to PEO ($)
2022	9,884,805	(8,407,824)	(90,189,781)	(88,712,800)
2021	10,912,539	(9,462,841)	111,941,071	113,390,769
2020	2,734,076	(1,716,359)	62,840,366	63,858,083

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

____________________________________

[3] All information provided under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of SiTime under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	2,023,182	(68,915,820)	466,384	(23,763,527)	—	—	(90,189,781)
2021	11,084,634	89,209,601	935,530	10,711,306	—	—	111,941,071
2020	2,599,015	54,914,165	947,173	4,380,013	—	—	62,840,366

3.
The dollar amounts reported in this column represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Vashist) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Mr. Vashist) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Fariborz Assaderaghi, Lionel Bonnot, Arthur Chadwick, and Piyush Sevalia; (ii) for 2021, Lionel Bonnot and Piyush Sevalia; and (iii) for 2020, Fariborz Assaderaghi and Vincent Pangrazio.
4.
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Vashist), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Vashist) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Vashist) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO named executive officers ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)(a)	Average Compensation Actually Paid to Non-PEO named executive officers ($)
2022	2,978,791	(2,462,247)	(18,979,492)	(18,462,948)
2021	3,705,832	(2,839,219)	21,336,276	22,202,889
2020	8,640,266	(8,435,652)	12,997,931	13,202,545

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2022	2,882,706	(17,583,160)	123,166	(4,402,204)	—	—	(18,979,492)
2021	3,313,601	15,860,448	257,863	1,904,364	—	—	21,336,276
2020	12,877,771	—	120,160	—	—	—	12,997,931

5.
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.
6.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Philadelphia Semiconductor Index.
7.
The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
8.
While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that revenue is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to our named executive officers, for the most recently completed fiscal year, to company performance.

Financial Performance Measures

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program reflects a pay-for-performance philosophy. The compensation committee determines financial performance measures for our Bonus Plan and equity incentive awards to incentivize our named executive officers to align payouts with our financial success and creation of long-term value for our stockholders. The most important financial performance measures used by us to link executive compensation actually paid to our named executive officers, for the most recently completed fiscal year, to our performance are as follows:

•
Revenue; and
•
Non-GAAP Operating Income

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program reflects a pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, all of those measures are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to Mr. Vashist and the average compensation actually paid to our named executive officers as a group (excluding Mr. Vashist) to our cumulative TSR over the three years presented in the table.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid (in millions)
$150
$100
$50
$-
$(50)
$(100)
Company Cumulative TSR
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2020
2021
2022
CEO
Average Named Executive Officer
TSR

Compensation Actually Paid and Net Income (Loss)

The chart below shows the relationship between the compensation actually paid to Mr. Vashist and the average compensation actually paid to our named executive officers as a group (excluding Mr. Vashist) to our GAAP net income (loss) over the three years presented in the table.

Compensation Actual Paid vs. Net Income
Compensation Actually Paid (in millions)
$150
$100
$50
$-
$(50)
$(100)
Net Income (millions)
$35
$30
$25
$20
$15
$10
$5
$-
$(5)
$(10)
$(15)
2020
2021
2022
CEO
Average NEO (other than CEO)
Net Income

Compensation Actually Paid and Revenue

The chart below shows the relationship between the compensation actually paid to Mr. Vashist and the average compensation actually paid to our named executive officers as a group (excluding Mr. Vashist) to our GAAP revenue over the three years presented in the table.

Compensation Actually Paid vs. Revenue
Compensation Actually Paid (in millions)
$150
$100
$50
$-
$(50)
$(100)
Revenue (in millions)
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$-
2020
2021
2022
CEO
Average NEO (other than CEO)
Revenue

Cumulative TSR of SiTime and Cumulative TSR of the Peer Group

The chart below shows the relationship between our cumulative TSR and the cumulative TSR of the Philadelphia Semiconductor Index during the three years presented in the table.

Company TSR vs. Peer Group TSR
Cumulative TSR
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2019
2020
2021
2022
Company Cumulative TSR
Philadelphia Semiconduct Cumulative TSR

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest. Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director, or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, and including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee considers the relevant available facts and circumstances, which may include, but are not limited to:

•
the risks, costs, and benefits to us;
•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests.

Certain Related Party Transactions

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation” and “Non-Employee Director Compensation.”

In November 2014, we were acquired by MegaChips, and as a result of the acquisition, became a wholly owned subsidiary of MegaChips. On November 25, 2019, we completed the initial public offering of shares of our common stock. As of March 31, 2023, MegaChips owned approximately 22.9% of our outstanding common stock. On March 15, 2019, we entered into an integration and purchase agreement with MegaChips (the “Integration and Purchase Agreement”), whereby we agreed to supply MegaChips with certain resonators for use in certain of MegaChips’ products, along with a license to use certain circuits with these resonators. Under the Integration and Purchase Agreement, we have agreed to indemnify MegaChips for any infringement of intellectual property, and MegaChips has agreed to indemnify us for any infringement of intellectual property based on MegaChips’ manufacturing process, product design, specification and/or instruction, or use of our resonators or circuits in combination with other products. Pricing under this agreement varies depending on the specification and minimum order quantity as set forth in any given purchase order. In addition, pricing may be adjusted depending on whether certain volume thresholds are exceeded. Minimum annual purchase requirements under this agreement may be triggered starting in 2021 in the event we determine we are likely to win a business transaction based on a third-party supplier’s product. From March 15, 2019 (the date of execution of the agreement) through December 31, 2022, we recognized revenue of approximately $0.1 million from MegaChips under this agreement. We believe that the general commercial terms of this agreement, including with respect to pricing and purchase commitments, are generally consistent with comparable terms under our purchase orders or similar arrangements with other customers, and are generally no less favorable to us than those that could be obtained in similar types of transactions with unrelated third parties. The term of the Integration and Purchase Agreement continues until March 15, 2025, and automatically renews unless terminated by either party with 90 days’ written notice.

On May 15, 2021, we entered into a consulting agreement (the “Consulting Agreement”) with Akira Takata, a member of our Board, for Mr. Takata to provide sales consulting services. On December 30, 2021, we amended the Consulting Agreement to extend Mr. Takata’s consulting services through December 31, 2022. Under the Consulting Agreement, as amended, Mr. Takata received monthly cash fees of $5,000, reimbursement of expenses, and he received equity awards of 500 RSUs that fully vested on November 20, 2021, and 300 RSUs that fully vested on November 20, 2022. The Consulting Agreement and amendment thereto were approved by our audit committee pursuant to our Related Person Transactions Policy.

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

If a stockholder wishes to present a proposal to be included in our proxy statement for the 2024 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by the Corporate Secretary no later than December 21, 2023; however, if the 2024 annual meeting is called for a date that is before May 2, 2024 or after July 1, 2024, notice by the stockholder must be received by SiTime’s Corporate Secretary a reasonable time before we begin to print and send our proxy materials. Proposals we receive not in compliance with this requirement will not be included in the proxy statement. We urge stockholders to submit proposals by certified mail return receipt requested.

A stockholder proposal not included in our proxy statement for the 2024 annual meeting of stockholders will be ineligible for presentation at the 2024 annual meeting of stockholders unless the stockholder gives timely notice of the proposal in writing to the Corporate Secretary at the principal executive offices of SiTime Corporation in accordance with our bylaws. Under our bylaws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not more than 120 days nor less than 90 days prior to the first anniversary date of the this proxy statement; provided, however, that if the date of the 2024 annual meeting of stockholders is before May 2, 2024 or after July 1, 2024, we must receive the stockholder’s notice not later than the close of business on the later of the 90th day prior to the 2024 annual meeting and the 10th day after the day on which we first make public announcement of the date of the 2024 annual meeting. In addition, stockholders who intend to solicit proxies in support of director nominees other than the SiTime’s nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of our securities that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Corporate Secretary at 5451 Patrick Henry Drive, Santa Clara, California 95054, or call our Investor Relations department at (408) 328-4400 and we will promptly send you what you have requested. You can also contact our Investor Relations department at the telephone number above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

Our Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.

While the Annual Meeting will be held in virtual meeting format only this year, and while we believe that the virtual meeting format will expand stockholder access and participation and improve communications, we have not decided if we will use a virtual meeting only format for future meetings. We appreciate your continued support, and we hope that you and yours will stay safe and healthy.

Whether or not you intend to attend the Annual Meeting, we urge you to please promptly vote via the Internet or by telephone, or if you receive a paper proxy card, please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted.

	By:	/s/ Rajesh Vashist
Rajesh Vashist
Chairman, President and Chief Executive Officer
April 19, 2023

A copy of SiTime’s Annual Report on Form 10-K for the year ended December 31, 2022 is available without charge upon written request to: SiTime Corporation at 5451 Patrick Henry Drive, Santa Clara, California 95054, Attention: Investor Relations. We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that as of April 6, 2023, the stockholder was entitled to vote at the Annual Meeting.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59pm PDT on May 31, 2023 Online Go to www.investorvote.com/SITM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SITM 2023 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2 and 3. A 1. Election of Directors: + For Withhold For Withhold 01 - Torsten G. Kreindl 02 - Akira Takata For Against Abstain For Against Abstain 2. To approve, on an advisory basis, the compensation of SiTime’s 3. To ratify the appointment by the audit committee of BDO USA, named executive officers as disclosed in SiTime’s proxy LLP as SiTime’s independent registered public accounting firm statement. for the fiscal year ending December 31, 2023. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. +
The 2023 Annual Meeting of Stockholders of SiTime Corporation will be held on June 1, 2023 at 9:00am PT, virtually via the internet at meetnow.global/MRQMHHZ To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/SITM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SITM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • SiTime Corporation + Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 1, 2023 Arthur D. Chadwick and Vincent P. Pangrazio, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SiTime Corporation to be held on June 1, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted in the manner directed herein by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each of the nominees for director named in Proposal 1, and FOR Proposals 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. +